                            SCHEDULE 14A INFORMATION

     Proxy Statement Pursuant to Section 14(a) of the Securities Act of 1934

Filed by the Registrant[X]
Filed by other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-(e)(2))
[x] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sec 240.14a-11(c) or Sec. 240.14a-12

                                   UNICO, INC.
                              (Name of Registrant)

------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box)

[ ] No fee required

[x] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
        1. Title of each class of securities to which transaction applies: N/A
        2. Aggregate number of securities to which transaction applies: N/A
        3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): $2,000,000 Multiwave acquisition plus $3,163,000 IRC spin-off equals $5,163,000 times 1% times 1/50 equals $1,032.60
        4. Proposed maximum aggregate value of transaction: N/A
        5. Total fee paid: $1,032.60

[ ] Fee Paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
        1. Amount Previously Paid:
        2. Form, Schedule or Registration Statement No.:
        3. Filing Party:
        4. Date Filed:

                                   UNICO, INC.
                                  SCHEDULE 14A
                                TABLE OF CONTENTS



Page
Statement as to expected date distribution of proxy
   materials to shareholders                                                 3

Notice of Annual Meeting of Shareholders                                     4

Proxy Statement                                                              6

Form of Proxy                                                               51

Appendices

A. Statement as to expected date of registration of shares to be issued in  54
   Conjunction with the Stock Option Plan and the Incentive Equity Plan to be acted on at the meeting

B. Incentive Equity  Plan                                                   56

C. Stock Option Plan for Non-Employee Directors                             78

D. Financial Statements and Additional Information of Intermountain
   Refining Co., Inc.                                                       92

E. Restated Articles of Incorporation of the Company                       104

                                   UNICO, INC.

                          STATEMENT AS TO EXPECTED DATE
                                       OF
                      PROVIDING DEFINITIVE PROXY MATERIALS
                                 TO SHAREHOLDERS


         In conjunction with the solicitation of proxies by the Registrant for the annual meeting of shareholders to be held on March 5, 1999, it is anticipated that definitive proxy statements, along with all other materials to be provided with the proxy statements, will be mailed to shareholders on February 23, 1999.


                                        Unico, Inc.

                                        /s/ Henry Tang

                                        By: Henry Tang, Secretary

                                   UNICO, INC.
                               2925 Bayview Drive
                            Fremont, California 94538

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            To Be Held March 5, 1999

To the Shareholders of
Unico, Inc.:

         The Annual Meeting of Shareholders of Unico, Inc. will be held at the Company's corporate offices at 2925 Bayview Drive, Fremont, CA on Friday, March 5, 1999 at 10:00 A.M. PST for the purpose of considering and acting upon the following matters:

         (1)      To elect a Board of 5 directors; and

         (2) To authorize the Company and to ratify its actions in implementing a stock option plan for non-employee directors; and

         (3) To authorize the Company and to ratify its actions in implementing an incentive equity plan for the benefit of executives and other employees; and

         (4) To ratify the appointment of the accounting firm of Weinbaum & Yalamanchi as the Company's independent auditors; and

         (5) To authorize the Company to change its name to Paradise Innovations Technology Corporation; and

         (6) To authorize the Company to reverse split the common stock of the Company if such is determined to be necessary and appropriate for compliance with listing requirements; and

         (7) To authorize and approve the recommendation of the Board of Directors that the Company adopt, amend and restate its Articles of Incorporation; and

         (8) To authorize the Company and to ratify its actions, with respect to closing and consummating the purchase of the stock of Multiwave Innovation Pte. Ltd., a Singapore corporation; and

         (9) To approve and ratify granting the Board of Directors powers to negotiate and consummate the proposed spin-off of the shares of stock of Intermountain Refining Co., Inc. on such terms and conditions as are acceptable to the Board of Directors; and

         (10) To transact such other business as may properly come before the meeting or any adjournment of the meeting.

         The Board of Directors has fixed February 12, 1999 as the Record Date for the Annual Meeting, and only shareholders of record at the close of business on that date are entitled to notice of and to vote at the Annual meeting or any adjournment or postponement thereof.

         ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO COMPLETE, SIGN, AND DATE THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE, IF MAILED WITHIN THE UNITED STATES. YOUR PROXY WILL NOT BE USED IF YOU ARE PRESENT AT THE ANNUAL MEETING AND DESIRE TO VOTE YOUR SHARES PERSONALLY.


                                        BY ORDER OF
                                        THE BOARD OF DIRECTORS

                                        /s/ Henry Tang

                                        Henry Tang
                                        Secretary

         February 23, 1999
         Fremont, California
         Unico, Inc.

                                   UNICO, INC.
                               2925 Bayview Drive
                            Fremont, California 94538

                         ANNUAL MEETING OF SHAREHOLDERS
                            To Be Held March 5, 1999


                                 PROXY STATEMENT


         This Proxy Statement and accompanying Proxy are being furnished in connection with the solicitation by the Board of Directors of Unico, Inc. ("Unico" or the "Company") of proxies to be voted at the Annual Meeting of Shareholders of the Company to be held on March 5, 1999 at 10:00 A.M. PST at the Company's corporate offices located at 2925 Bayview Drive, Fremont, CA, and at any adjournment or postponement thereof (the "Annual Meeting"), for purposes set forth in the Proxy Statement and the accompanying Notice of Annual Meeting. This Proxy Statement and accompanying Proxy are being mailed to the shareholders of the Company on or about February 23, 1999.

         SHAREHOLDERS ARE URGED, WHETHER OR NOT THEY EXPECT TO ATTEND THE ANNUAL MEETING, TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE.

         Your executed proxy may be revoked at any time before it is exercised by filing with the Secretary of the Company, at the Company's principal executive office, a written notice of revocation or a duly executed Proxy bearing a later date. The execution of the enclosed Proxy will not affect your right to vote in person, should you find it convenient to attend the Annual Meeting and desire to vote in person. Attendance at the Annual Meeting will not in and of itself constitute the revocation of a Proxy. Abstentions are included in the determination of the number of shares present at the meeting for quorum purposes. An abstention will have the same effect as a negative vote.

         The principal executive office of the Company is located at 2925 Bayview Drive, Fremont, California 94538.

         The purpose of the Annual Meeting is to elect 5 directors to serve one-year terms until the next Annual Meeting and until their respective successors shall be elected and qualified. Unless otherwise directed in the accompanying Proxy, the proxyholders will vote FOR the election of the 5 management nominees listed under "Election of Directors." The shareholders are also requested to vote on the proposal presented by the Company to approve and ratify the selection of Independent Auditors. The shareholders are also requested to vote on the proposal presented by the Company to implement a stock option plan for the benefit of non-employee directors and an incentive equity plan for the benefit of executive officers and other employees. In addition, the shareholders are also requested to vote on a proposal by the Company to change the name of the Company to "Paradise Innovations Technology Corporation". In addition, the shareholders are also requested to vote on the recommendation by the Company to adopt and restate its Articles of Incorporation. The Company further seeks the authority to reverse split its common stock in the event that such is determined to be necessary and appropriate to comply with listing maintenance requirements on The Stock Market. In addition, the shareholders are also requested to authorize the Company to close and consummate the transaction with Multiwave Innovation Pte. Ltd. and to grant the Board of Directors authority with respect to a "spin-off" of Intermountain Refining Co., Inc. As to any other business that may properly come before the Annual Meeting, the proxyholders will vote in accordance with their best judgment. Management of the Company does not presently know of any other such business.

         The Company intends to solicit proxies principally by the use of the mails and will bear all expenses in connection with such solicitations. In addition, some of the directors, officers and regular employees of the Company may, without extra compensation, solicit proxies by telephone, facsimile and personal interview. Arrangements have been made with banks, brokerage houses and other custodians and nominees to forward copies of the Proxy Statement and the 1998 Annual Report on Form 10-KSB to persons for whom they hold stock of the Company and to request authority for the execution of proxies. The Company will reimburse the foregoing persons for their reasonable expenses, upon request.


VOTING SECURITIES

         On February 12, 1999, the Record Date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting, 7,229,428 shares of the Company's common stock ("common stock") were outstanding. Shareholders of common stock are entitled to one vote per share on all matters to be considered at the meeting including one vote for each Director to be elected. Cumulative voting is not permitted. On the Record Date, 5,474 shares of the Company's convertible preferred stock ("preferred stock") were outstanding. Shareholders of preferred stock are entitled to one vote per share on all matters to be considered at the meeting including one vote for each Director to be elected. Cumulative voting is not permitted.


SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS

         The following table sets forth the specified information, as of December 21,1998, with respect to persons or groups of beneficially owning more than 5% of the common stock, to the extent it is known to the Company, either from Securities Exchange Act filings, Company records or information supplied by the persons named in the table.


Name and Address Of          Amount and Nature of            Percent of Class
Beneficial Owner             Beneficial Ownership                    (1)
--------------------------   ---------------------------    -----------------
William N. Hagler            560, 397 shares common           9.02%
603 Merino Kraal             111,125 warrants
Farmington, NM 87401         of record and beneficially(2)

John Hwang                   600,000 shares common            8.19%
2925 Bayview Drive           580 shares preferred
Fremont, CA 94538            of record and beneficially(3)

Kelvin Li                    600,000 shares common            8.19%
1803 Napa Court              580 shares preferred
Fremont, CA 94539            of record and beneficially(4)

Maurer Trust & Carol Maurer  915,240 shares common            12.49%
264 S. La Cienega Blvd.      895 shares preferred
Beverly Hills, CA 90221      of record and beneficially(5)

Starlicon Group, Inc.        750,000 shares common            10.24%
1601 N. Sepulveda Blvd.      1,000 shares preferred
Suite 243                    of record and beneficially(6)
Manhattan Beach, CA 90266

Ike Suri                     1,147,619 shares common          15.66%
1601 N. Sepulveda Blvd.      580 shares preferred
Suite 243                    of record and beneficially(7)
Manhattan Beach, CA 90266


(1) Percentage of ownership based on voting rights associated with 7,229,428 (excluding 3,699 shares held by the Company for resale) common shares and 5,474 Series A Preferred shares issued and outstanding.

(2) Mr. Hagler's holdings include warrants to purchase 111,125 shares of common stock at an exercise price of $1.40 per share of which, 11,125 are exercisable at any time before December 31, 1999 and 100,000 are exercisable at any time before December 31, 2006. The warrants are assumed to have been exercised for calculation of the ownership percentage shown in this table. The Company is, as of the record date, negotiating with Mr. Hagler for termination of the warrants.

(3) Excludes up to 97,500 common shares and 130 preferred shares that may be distributed to Mr. Hwang as a shareholder of Starlicon Group, Inc. from its holdings of the Company's securities. (6).

(4) Excludes up to 97,500 common shares and 130 preferred shares that may be distributed to Mr. Li as a shareholder of Starlicon Group, Inc. from its holdings of the Company's securities (6).

(5) Holdings attributed to the Maurer Trust and Ms. Maurer include 315,240 common shares and 340 Series A Preferred shares issued to Ms. Maurer directly and 600,000 common shares and 580 Series A Preferred shares issued to the Maurer Trust, of which Ms. Maurer is the trustee. Excludes a combined total of up to 150,000 common shares and 200 preferred shares that may be distributed to Ms. Maurer and the Maurer Trust as shareholders of Starlicon Group, Inc. from its holdings of the Company's securities (6).

(6) Shares held by Starlicon Group, Inc. ("SGI") are voted at the discretion of Mr. Ike Suri (7), its sole director. SGI, may, at some future date, elect to distribute to its shareholders (in accordance with their respective holdings of SGI) some or all of the shares of the Company's securities (3)(4)(5)(7).

(7) Holdings attributed to Mr. Suri consist of shares issued to two companies of which Mr. Suri is the owner or holds a controlling interest. Shares issued include 600,000 common shares and 580 Series A Preferred shares issued to Corinthian Partners, and 547,619 common shares issued to Azemuth, Inc. Both companies list the same address as that shown for Mr. Suri. Excludes up to 97,500 common shares and 130 preferred shares that may be distributed to Corinthian Partners as shareholders of Starlicon Group, Inc. from its holdings of the Company's securities (6).


SECURITY OWNERSHIP OF MANAGEMENT

         The following table lists the beneficial ownership, as of December 21, 1998, of the Company's common stock with respect to all directors and officers as a group.

Name and Address Of Beneficial      Amount and Nature of      Percent of Class
           Owner                    Beneficial Ownership             (1)
------------------------------   ---------------------------  ----------------
John Hwang                       600,000 shares common              8.19%
2925 Bayview Drive               580 shares preferred
Fremont, CA 94538                of record and beneficially (3)

William N. Hagler                560,397 shares common              9.02%
603 Merino Kraal                 111,125 warrants
Farmington, NM 87401             of record and beneficially (2)

All directors and officers as    1,237,301 shares common            18.93%
a group, including the persons   580 shares preferred
named above (4 Persons)          161,125 warrants
                                 of record and beneficially

(1) Percentage of ownership based on voting rights associated with 7,229,428 (excluding 3,699 shares held by the Company for resale) common shares and 5,474 Series A Preferred shares issued and outstanding.

(2) Mr. Hagler was President and a director of Unico until June 1998. Mr. Hagler holds warrants to purchase 111,125 shares of common stock at an exercise price of $1.40 per share of which, 11,125 are exercisable at any time before December 31, 1999 and 100,000 are exercisable at any time before December 1, 2006. The warrants are assumed to be exercised for purposes of the ownership percentage shown in this table. The Company is, as of the record date, negotiating with Mr. Hagler for termination of the warrants.

(3) Excludes up to 97,500 common shares and 130 preferred shares that may be distributed to Mr. Hwang as a shareholder of Starlicon Group, Inc. from its holdings of the Company's securities (4).

(4) Starlicon Group, Inc. ("SGI") presently holds 750,000 common shares and 1,000 Series A Preferred shares, representing 10.24% of the outstanding voting shares of Unico. SGI, may, in the future, distribute to its shareholders (in accordance with their respective holdings of SGI) all or a portion of the shares of the Company's securities. Except for Mr. Hwang (3), no present officer or director of Unico would receive any future distribution of shares held by SGI.


CHANGES IN CONTROL

         Effective as of June 30, 1998 in accordance with the Stock Purchase Agreement dated November 30, 1997 and as amended by the Novation Agreement dated June 26, 1998 (collectively hereafter "Acquisition Agreement"), Unico acquired all of the outstanding stock of Paradise Innovations, Inc., ("Paradise") (formerly Starlicon International Corporation), from SGI which resulted in a change in control of Unico (the "Acquisition"). In conjunction with the Acquisition, the Company issued 5,476,200 shares of common stock and 5,474 shares of Series A convertible preferred shares to SGI. SGI subsequently distributed 4,726,200 of the common shares, and 4,474 of the preferred shares, to its shareholders. Under the Acquisition Agreement, the directors and officers of Unico at the time of the Acquisition resigned upon the appointment of new directors and officers as designated by SGI.

         The operating assets and investments held by Unico prior to the acquisition of Paradise have been transferred to Intermountain Refining Co., Inc. ("IRC"), a wholly owned subsidiary of Unico. In accordance with the Acquisition Agreement, the management and control of all assets and operations now held by IRC is at the sole discretion of William N. Hagler, the President of IRC and a significant shareholder of Unico.


                                    ELECTION OF DIRECTORS

         The Board of Directors proposes the election of 5 directors, each to hold office for a term of one year until the next Annual Meeting and until their respective successors are elected and qualified. Although it is not anticipated that any of the nominees will decline or be unable to serve, if that should occur, the proxyholders may, in their discretion, vote for substitute nominees.

         The following table sets forth the name, principal occupation, age and the year in which the individual first became a director for each nominee, and all persons nominated or chosen to become directors, together with all positions and the office with the Company held by each such person and term or period during which each has served, for election as a director at the annual meeting of stockholders.

                                               Served as a
Name and Principal Occupation        Age      Director Since
John Hwang (1)                        37          1998

Rodger Sykes (2)                      42          1998

James Cunningham Sargent (3)          82            --

Ike Suri (4)                          30            --

Henry Tang (5)                        49          1998

(1) Mr. John Hwang was employed by Samsung America Inc. as a manager and Vice President of Sales and Marketing for computer and monitor products from 1984 to 1991. Mr. Hwang served as Vice President of Sales and Marketing for Relialogic Technology Corporation (RTC). In 1995, Mr. Hwang also served as the Vice President of Sales and Marketing of Builders Warehouse Association, Inc. ("Builders"), as a result of its acquisition of RTC. He was appointed the executive-in-charge of the Commercial and International Sales divisions after Builders merged with Osicom Technologies, Inc. Mr. Hwang was appointed as President and to Unico's board of directors and to its Audit Committee in June 1998.

(2) Dr. Rodger W. Sykes received his BSEE and Ph.D. in Device Physics from Durham University. He is currently Marketing and Business Development Director for the Windows Systems IC business unit of Philips Semiconductors in Mountain View, California. He moved to Philips Semiconductors in 1994 initially as Strategic Product Marketing Director for the standard IC division, and later as General Manager of the Paradise Multimedia business unit. Prior to joining Philips, Dr. Sykes was worldwide ASIC business manager at Texas.

         Instruments Ltd. in Dallas, Texas. Dr. Sykes was appointed to Unico's board of directors and to its Audit Committee in June 1998.

(3) James Cunningham Sargent received a B.A. degree in 1938 and an L.L.B. degree in 1940 from the University of Virginia. Mr. Sargent was admitted to the bar in both New York State in 1940 and the District of Columbia in 1961. From 1955 to 1956, he was the Regional Administrator of the Securities and Exchange Commission in New York City. From 1956 to 1960, he was appointed by President Eisenhower, with the advice and consent of the United States Senate, to serve as a Commissioner of the Securities and Exchange Commission. Throughout Mr. Sargent's career, he has held positions in legal firms, such as partner with Spence and Hotchkiss (1954-1955), a New York law firm; in government, such as assistant attorney general for the State of New York (1948); and in corporations, such as associate general counsel for CIT Finance Corp. (1960-1964). He was also a guest lecturer at many law schools throughout the country. Mr. Sargent served in the armed forces as Captain in the United States Air Force (1942-1946). He is currently on the faculty at the Practicing Law Institute and of counsel to Opton, Handler, Gottlieb, Feiler & Katz in New York City.

(4) Mr. Ike Suri is a Director of Starlicon Group, Inc., the former parent of Paradise Innovations, Inc., an operating subsidiary of the Company. Mr. Suri is also the Director of Azemuth, Inc., a firm engaged in private and public company investments, and of Corinthian Partners Capital, Inc. From 1994 to 1996, he was a Director of Pacific Rim Entertainment, Inc. a publicly traded company in the film animation industry. Mr. Suri did his undergraduate studies in Commerce at Delhi University with continuing studies at Rutgers University. Mr. Suri joined the Company on February 1, 1999 as Chairman of the Board and Chief Executive Officer, bringing his experience in managing many technology companies.

(5) Mr. Henry Tang received an A.B. degree in Economics and Political Science from the University of California at Berkeley in 1972 and a MBA in finance from the Stern School of Business at New York University in 1982. From 1984 to 1991, he worked for Citibank in both treasury management consulting and in Capital Markets, where he originated auction preferred stock. He was the CFO of a startup managed health care company, Preferred Health Care of California. He joined the Company in August of 1998 and was appointed Corporate Secretary on September 24, 1998. He is also the Vice President of Finance and Operations.

VOTE REQUIRED

         Election of Directors requires the affirmative vote of the holders of a majority of the shares entitled to vote.

MEETINGS OF THE BOARD OF DIRECTORS AND STANDING COMMITTEES

         Attendance at Board Meetings. The present Board of Directors has met, via teleconference, on various occasions since its appointment in June 1998. The previous Board of Directors, which resigned as of June 30, 1998 in conjunction with the Acquisition, met 3 times during the last fiscal year. Attendance at such meetings of the Board was 100%. During the last fiscal year, each director attended 100% of (a) all meetings of the Board; and (b) all meetings of the committees of the Board on which such director served.

         Standing Committees. The Company has certain standing committees, each of which is described below.

                  The Audit Committee presently consists of Messrs. Tang and Sargent and Dr. Sykes. Mr. Tang serves as the Chairman of the committee. The committee is responsible for reviewing the results of independent audits, the accounting policies of management, and recommends to the Board the appointment of the Company's outside auditors. The committee held one meeting during the last fiscal year. The previous Audit Committee consisted of Messrs. Hagler, and Hickey. The previous committee held one meeting during the last fiscal year.

                  The Compensation Committee consists of Messrs. Hwang and Sargent and Dr. Sykes. The committee reviews and makes recommendations to the Board of Directors regarding compensation for the Company's officers and employees. In addition to compensation matters, the committee determines, develops, and makes recommendations to the Board regarding employee benefits packages, and special stock option and stock bonus plans. This committee held one meeting since its formation in June 1998. The previous Compensation Committee consisted of Messrs. Hagler, Watson and Hickey. The previous committee did not meet during the last fiscal year.

EXECUTIVE OFFICERS

         The executive officers of Unico, together with the years in which such officers were named to their present offices, are as follows:

                                                             Present Position
        Name                  Position with Company             Held Since
-------------------   -----------------------------------   -----------------
Ike Suri              Chairman of Board, Chief Executive        Feb 1999
                      Officer & Director

John S. Hwang         President & Director                      Jun 1998

Henry Tang            Vice President Finance & Operations;      Aug 1998
                      Corporate Secretary & Director


SUMMARY COMPENSATION TABLES

COMPENSATION OF OFFICERS

        The following table contains information concerning the most highly compensated current and former executive officers of the Company, for the three fiscal years ended June 30, 1998, whose cash compensation, on an annual basis, exceeded $100,000.

Name and Principal Position         Year     Salary      Bonus       Other
                                    ----    --------    --------   ----------
Ike Suri, Chairman of the Board     1998    $      0    $      0       $ 0(1)
                                    1997           0           0         0(1)
                                    1996           0           0         0(1)

John Hwang, President               1998    $      0    $      0       $ 0(2)
                                    1997           0           0         0(2)
                                    1996           0           0         0(2)

William N. Hagler, President IRC    1998    $101,163    $      0       $ 0
                                    1997      99,827           0         0
                                    1996      96,740           0     1,441(3)

(1) Mr. Suri joined the Company as Chairman of the Board and Chief Executive Officer on February 1, 1999 and therefore did not receive any compensation from the Company during the periods required to be reported under this caption. His compensation is yet to be determined.

(2) Mr. Hwang joined the Company as President on July 1, 1998 and therefore did not receive any compensation from the Company during the periods required to be reported under this caption. Mr. Hwang's base salary, exclusive of any bonus and other compensation yet to be determined, has been established at $102,000 for the 1999 fiscal year. On January 27th, 1999, he was granted options to buy 60,000 shares at $1 1/8.

(3) Includes discretionary employer 401(k) contributions totaling $2,222 for all officers including $1,441 for Mr. Hagler during 1996. There were no 401(k) contributions during 1997 and 1998.

COMPENSATION OF DIRECTORS

         Non-employee Directors of the Company were awarded options to purchase 10,000 the Company's common stock.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The Company has been involved in various related party transactions with certain Directors, Officers of the Company, beneficial owners of 10% or more of the outstanding stock of the Company, and/or entities controlled or affiliated with such individuals. The following sets forth the relationship, through the ownership of securities, between Unico or its subsidiaries and the following individuals and entities involved in transactions exceeding $60,000 during the last two fiscal years:

(1) In July 1997, Paradise acquired the business and certain assets of Paradise Multimedia from Relialogic Technologies Corporation ("RTC"), a subsidiary of Osicom Technologies, Inc. ("Osicom"). John Hwang was an officer of RTC prior to his appointment as President and director of Unico in June 1998. For a period of approximately nine months prior to the acquisition, Paradise sold approximately $393,000 of products to RTC. (2) During the nine month period prior to July 1997, Paradise purchased approximately $323,000 of products from Luna International, Inc. ("Luna"), a company owned and controlled by John Hwang.

(3) In conjunction with the acquisition of Paradise Multimedia in June 1997, Paradise assumed a $100,000 note payable by John Hwang to RTC. In November 1997, Luna contributed $100,000 to the Paradise's capital.

(4) In November 1997, Starlicon Group Inc. assumed $588,000 of debt owed to RTC by Paradise as a contribution of capital to Paradise.

(5) In February 1998, William N. Hagler, President and a Director of IRC, offered to convert $178,000 face value 10.5% convertible subordinated debentures into common stock of Unico at a conversion price of $1.40 per share. In addition, Mr. Hagler requested that accrued interest on the debentures be paid to him by the issuance of common stock priced at $1.40 per share and that warrants to purchase 11,125 shares of common stock, which were attached to the debentures, be amended to reflect an exercise price of $1.40 per share and the expiration date extended to December 31, 1999. Unico accepted Mr. Hagler's offer and on February 28, 1998 issued 142,718 shares of common stock to Mr. Hagler in exchange for cancellation of the $178,000 face value debentures and accrued interest of $21,805.

(6) On November 1, 1996 IRC, a wholly owned subsidiary of Unico, issued an 8% $325,000 revolving line of credit to Red Hills Manufacturing, Inc. ("RHMCO"), a New Mexico Corporation, which is collectively controlled by William N. Hagler and Rick L. Hurt who are both previous officers and directors of Unico and are presently officers and directors of IRC. The line of credit was issued to RHMCO for the purpose of purchasing certain equipment and for start-up working capital requirements of RHMCO. During calendar 1997, the maximum balance under the credit line was $433,000 and the balance due to IRC as of June 30, 1998 was $84,000. The note is secured by cash, accounts receivable, inventories and equipment owned by RHMCO. To date, neither Mr. Hagler nor Mr. Hurt has received any payments in the form of compensation or dividends from RHMCO.

(7) In conjunction with the acquisition of Paradise by Unico in June 1998, Unico issued 547,169 shares of common stock to Azemuth Inc., a company owned by Mr. Ike Suri who is major shareholder of Paradise, in connection with consulting services performed in conjunction with the acquisition.

(8) In conjunction with the acquisition of Paradise by Unico in June 1998, Unico issued 100,000 and 50,000 warrants to purchase Unico common stock to Mr. William N. Hagler and Mr. Rick L. Hurt, respectively. The exercise price of the warrants is $1.40 per share and the warrants are exercisable at any time until December 1, 2006.

SECTION 16 COMPLIANCE

         Based upon a review of the original and amended Forms 3 and 4 furnished to the Company during its last fiscal year and the original and amended Forms 5 furnished to the Company with regard to its last fiscal year, the Company does not know of any person who failed to file on a timely basis any reports required by Section 16(a) of the Securities Exchange Act of 1934, as amended.


                APPROVAL AND SELECTION OF INDEPENDANT ACCOUNTANTS

         The Board of Directors has appointed the firm of Weinbaum & Yalamanchi, independent auditors, as the Company's auditors for the fiscal year ending June 30, 1999, subject to approval of and ratification by the shareholders. Weinbaum & Yalamanchi, located in Los Angeles, California, has had an ongoing relationship with Paradise and is knowledgeable of the business affairs of the Company.

         The Company expects one or more representative of Weinbaum & Yalamanchi to attend the annual meeting in order to respond to any appropriate questions.

         The Board of Directors recommends a vote "For" the approval and ratification of the appointment of Weinbaum & Yalamanchi.

VOTE REQUIRED

         Approval of the appointment of Weinbaum & Yalamanchi as the Company auditors requires the affirmative vote of the holders of a majority of the shares entitled to vote.

CHANGES IN AND DISAGREEMENT WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

         On August 24, 1998, the Company's Board of Directors voted to engage Weinbaum & Yalamanchi of Los Angeles, California, to act as the Company's independent certified public accountants. In view of the stock transaction dated June 30, 1998 which in effect represented a change in control of the Company, its management determined it best to conform its accountants to its own accountants with whom it has an ongoing relationship. As a result, the Company dismissed and replaced Atkinson & Co. Ltd., the former independent certified public accountant. The former accountant's reports for the Company's last two fiscal years did not contain any adverse opinion, nor disclaimer of opinion, nor were any such reports modified as to uncertainty, audit scope or accounting principles. There were no disagreements between the Company and the former accountants with regard to any matters which would have caused such accountants to make reference to the subject matter thereof with their report.

         The former accountants did not advise the Company regarding any of the following: the inadequacy of internal controls, the unreliability of management representations, and the need to expand the scope of audits, the fairness or reliability of previous audits. The Company, nor anyone on its behalf, consulted Weinbaum & Yalamanchi regarding its views on the application of accounting principles to a specified transaction before it was retained.

         The management of IRC has indicated that it intends to engage Atkinson & Co., Ltd., to perform the audit of IRC's financial statements for its current year ending February 28, 1999.


          RATIFICATION AND APPROVAL OF STOCK OPTION AND INCENTIVE PLANS

         The Board of Directors has approved the implementation of the Stock Option Plan for Non-Employee Directors and the Incentive Equity Plan for the benefit of executive officers and other employees and seeks the ratification and approval of the plans by shareholders.

APPROVAL OF THE INCENTIVE EQUITY PLAN

         The Board of Directors adopted the Incentive Equity Plan of the Company (the "Incentive Plan") on December 18, 1998, subject to approval by the stockholders of the Company at the Annual Meeting.

PRIOR HISTORY OF EMPLOYEE STOCK OPTION PLANS

         The Company has never provided a stock option plan for the benefit of any of its employees. In 1989, the Company implemented the Unico, Inc. Employee Stock Ownership Plan and Trust ("ESOP"), for the benefit of all of its full time employees, including corporate officers and officers and employees of wholly owned subsidiaries. Contributions of Company stock were made to the ESOP from time to time at the discretion of the Company. Due to a declining employee base and escalating costs associated with administration of the ESOP, the Company elected to terminate the ESOP in February 1998. All of the shares previously held by the ESOP have been distributed to the beneficiaries.

PURPOSE OF THE INCENTIVE PLAN

         The purpose of the Incentive Plan is to enable the Company to attract officers and other employees and consultants and to provide them with appropriate incentives and rewards for superior performance. The Incentive Plan affords the Company the ability to respond to changes in the competitive and legal environments by providing the Company with greater flexibility in employee and executive compensation. This plan is designed to be an omnibus plan allowing the Company to grant a wide range of compensatory awards including stock options, stock appreciation rights, restricted stock, deferred stock and performance shares or units. The Incentive Plan is intended to encourage stock ownership by recipients by providing for or increasing their proprietary interests in the Company, thereby encouraging them to remain in the Company's employment. The Incentive Plan has been prepared to comply with all applicable tax and securities laws, including Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and state and federal tax laws.

DESCRIPTION OF THE INCENTIVE PLAN

General

         The following general description of certain features of the Incentive Plan is qualified in its entirety by reference to the Incentive Plan. Subject to adjustment as provided in the Incentive Plan, the number of shares of Common Stock that may be issued or transferred, plus the amount of shares of Common Stock covered by outstanding awards granted under the Incentive Plan, shall not in the aggregate exceed 500,000. The number of Performance Units granted under the Incentive Plan shall not in the aggregate exceed 100,000. The number of shares of Common Stock granted under the Incentive Plan to any individual in any calendar year shall not in the aggregate exceed 100,000.

Eligibility

         Officers, including officers who are members of the Board of Directors, and other employees of and consultants to the Company may be selected by the Committee (as defined below) to receive benefits under the Incentive Plan. Currently there are 21 employees of which 3 are officers. The Company is finalizing the acquisition of Multiwave Innovation Pte. Ltd. Upon closing, an additional 59 employees will become eligible under the Incentive Equity Plan.

Terms of Options and Other Possible Awards

         The Incentive Plan authorizes the granting of options to purchase shares of Common Stock ("Option Rights"), stock appreciation rights ("Appreciation Rights"), restricted shares ("Restricted Shares"), deferred shares ("Deferred Shares"), performance shares ("Performance Shares") and performance units ("Performance Units"). The terms applicable to these various types of awards, including those terms that may be established by the Committee when making or administering particular awards, are set forth in detail in the Incentive Plan.

         Option Rights. The Committee may grant Option Rights that entitle the optionee to purchase shares of Common Stock at a price less than, equal to or greater than market value on the date of grant. The option price is payable at the time of exercise (i) in cash or cash equivalent, (ii) by the transfer to the Company of shares of Common Stock that are already owned by the optionee and have a value at the time of exercise equal to the option price, (iii) with any other legal consideration the Committee may deem appropriate or (iv) by any combination of the foregoing methods of payment. Any grant may provide for deferred payment of the option price from the proceeds of sale through a broker on the date of exercise of some or all of the shares of Common Stock to which the exercise relates. The Committee has the authority to specify at any time that Restricted Shares or other shares of Common Stock which are subject to risk of forfeiture or restrictions on transfer will be accepted for part or all of the option price. In such event, the Committee may provide that the shares of Common Stock received upon exercise of the stock option will not be subject to the same risks of forfeiture or restrictions on transfer which applied to the shares used as payment for the option price. The Committee may also provide that additional Option Rights will automatically be granted to an optionee upon the exercise of Option Rights.

         Option Rights granted under the Incentive Plan may be Option Rights that are intended to qualify as incentive stock options ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986 ("Code") or Option Rights that are not intended to so qualify. The Incentive Plan permits the granting of incentive stock options or non-qualified stock options at the discretion of the Committee. The exercise price for nonqualified stock options granted may not be less than 85% of the fair market value per share of Common Stock on the date of grant. The exercise price for ISOs may not be less than the fair market value per share of Common Stock on the date of grant, and ISOs granted to persons owning more than 10% of the Company's voting stock must have an exercise price of not less than 110% of the fair market value per share of Common Stock on the date of grant. All options granted must be exercised within ten years of grant, except that ISOs granted to 10% or more stockholders must be exercised within five years of grant. The aggregate market value (as determined as of the date of grant) of the Common Stock for which any optionee may be awarded ISOs which are first exercisable by such optionee during any calendar year may not exceed $100,000. At or after the date of grant of any non-qualified Option Rights, the Committee may provide for the payment of dividend equivalents to the optionee on a current, deferred or contingent basis or may provide that dividend equivalents be credited against the option price.

         Each grant must specify the conditions, including as and to the extent determined by the Committee, the period or periods of continuous employment or continuous engagement of consulting services of the optionee by the Company or any subsidiary, or the achievement of Management Objectives (as defined in the Incentive Plan), that are necessary before the Option Rights will become exercisable, and may provide for the earlier exercise of the Option Rights, including, without limitation, in the event of a change in control of the Company or other similar transaction or event. Successive grants may be made to the same optionee regardless of whether Option Rights previously granted to him or her remain unexercised.

         Appreciation Rights. Appreciation Rights granted under the Incentive Plan may be either free-standing or granted in tandem with Option Rights. An Appreciation Right represents the right to receive from the Company the difference ("Spread"), or a percentage thereof not in excess of 100 percent, between the base price per share of Common Stock in the case of a free-standing Appreciation Right, or the option price of the related Option Right in the case of a tandem Appreciation Right, and the market value of the Common Stock on the date of exercise of the Appreciation Right. Tandem Appreciation Rights may only be exercised at a time when the related Option Right is exercisable and the Spread is positive, and the exercise of a tandem Appreciation Right requires the surrender of the related Option Right for cancellation.

         A free-standing Appreciation Right must have a base price that is at least equal to the fair market value of a share of Common Stock on the date of grant, must specify the conditions, including as and to the extent determined by the Committee, the period of continuous employment or continuous engagement of consulting services, or the achievement of Management Objectives, that are necessary before the Appreciation Right becomes exercisable (except that it may provide for its earlier exercise, including, without limitation, in the event of a change in control of the Company or other similar transaction or event) and may not be exercised more than 10 years from the date of grant. Any grant of Appreciation Rights may specify that the amount payable by the Company upon exercise may be paid in cash, shares of Common Stock or a combination thereof, and the Committee may either reserve or grant to the recipient the right to elect among those alternatives. The Committee may provide with respect to any grant of Appreciation Rights for the payment of dividend equivalents thereon in cash or Common Stock on a current, deferred or contingent basis.

         Restricted Shares. An award of Restricted Shares involves the immediate transfer by the Company to a participant of ownership of a specific number of shares of Common Stock in consideration of the performance of services or, as and to the extent determined by the Committee, the achievement of Management Objectives. The participant is entitled immediately to voting, dividend and other ownership rights in the shares. The transfer may be made without additional consideration from the participant or in consideration of a payment by the participant that is less than the market value of the shares on the date of grant, as the Committee may determine.

         Restricted Shares must be subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code for a period to be determined by the Committee. An example would be a provision that the Restricted Shares would be forfeited if the participant ceased to serve the Company as an officer or other employee during a specified period of years. In order to enforce these forfeiture provisions, the transferability of Restricted Shares will be prohibited or restricted in a manner and to the extent prescribed by the Committee for the period during which the forfeiture provisions are to continue. The Committee may provide for a shorter period during which the forfeiture provisions are to apply, including, without limitation, in the event of a change in control of the Company or other similar transaction or event.

         Deferred Shares. An award of Deferred Shares constitutes an agreement by the Company to deliver shares of Common Stock to the participant in the future in consideration of the performance of services, subject to the fulfillment of such conditions during the Deferral Period (as defined in the Incentive Plan) as the Committee may specify. During the Deferral Period, the participant has no right to transfer any rights under the award and no right to vote the shares covered by the award. On or after the date of any grant of Deferred Shares, the Committee may authorize the payment of dividend equivalents thereon on a current, deferred or contingent basis in either cash or additional shares of Common Stock. Grants of Deferred Shares may be made without additional consideration from the participant or for consideration in an amount that is less than the market value of the shares on the date of grant. Deferred Shares must be subject to a Deferral Period, as determined by the Committee on the date of grant, except that the Committee may provide for a shorter Deferral Period, including, without limitation, in the event of a change in control of the Company or other similar transaction or event.

         Performance Shares and Performance Units. A Performance Share is the equivalent of one share of Common Stock, and a Performance Unit is the equivalent of

$1.00. A participant may be granted any number of Performance Shares or Performance Units. The participant will be given one or more Management Objectives to meet within a specified period ("Performance Period") which may be subject to earlier termination, including, without limitation, in the event of a change in control of the Company or other similar transaction or event. A minimum level of acceptable achievement will also be established by the Committee. If by the end of the Performance Period the participant has achieved the specified Management Objectives, he or she will be deemed to have fully earned the Performance Shares or Performance Units. If the participant has not achieved the Management Objectives but has attained or exceeded the predetermined minimum level of acceptable achievement, he or she will be deemed to have partly earned the Performance Shares or Performance Units in accordance with a predetermined formula. To the extent earned, the Performance Shares or Performance Units will be paid to the participant at the time and in the manner determined by the committee in cash, shares of Common Stock or any combination thereof, and the Committee may either grant to the recipient or retain the right to elect among these alternatives. At or after the date of grant of any Performance Shares, the Committee may provide for the payment of dividend equivalents to the optionee on a current, deferred or contingent basis.

Management Objectives

         Management Objectives mean the achievement of performance objectives established pursuant to the Incentive Plan. The Committee may adjust Management Objectives and related minimum acceptable levels of achievement if events or transactions have occurred after the date an award was granted that are unrelated to the performance of the participant and result in distortion of the Management Objectives or the related minimum levels. Management Objectives may be described in terms of either Company-wide objectives or objectives that are related to the performance of the individual participant or the division, subsidiary, department or function within the Company or a subsidiary in which the participant is employed or with respect to which the participant provides consulting services.

Transferability

         No Option Right, or other "derivative security" within the meaning of Rule 16b-3 under the Exchange Act, is transferable by a participant except by will or the laws of descent and distribution. Option Rights and Appreciation Rights may not be exercised during a participant's lifetime except by the participant or, in the event of his or her incapacity, by his or her guardian or legal representative acting in a fiduciary capacity on behalf of the participant under state law and court supervision.

Adjustments

         The maximum number of shares of Common Stock that may be issued or transferred under the Incentive Plan, the number of shares covered by outstanding awards and the option prices or base prices per share applicable thereto, are subject to adjustment in the event of stock dividends, stock splits, combinations of shares, recapitalizations, mergers, consolidations, spin-offs, reorganizations, liquidations, issuances of rights or warrants, and similar transactions or events. In the event of any such transaction or event, the Committee may in its discretion provide in substitution for any or all outstanding awards under the Incentive Plan such alternative consideration as it may in good faith determine to be equitable in the circumstances and may require the surrender of all awards so replaced.

Administration and Amendments

         The Incentive Plan is to be administered by a committee ("Committee") of the Board of Directors which shall consist of not less than two directors, each of whom is a "non-employee director" within the meaning of Rule 16b-3 under the Exchange Act. In connection with its administration of the Incentive Plan, the Committee is authorized to interpret the Incentive Plan and related agreements and other documents. The Committee may make grants to participants under any or a combination of all of the various categories of awards that are authorized under the Incentive Plan. The Committee may with the concurrence of the affected participant cancel any agreement evidencing an award granted under the Incentive Plan. In the event of any such cancellation, the Committee may authorize the granting of a new award under the Incentive Plan in such manner, at such price and subject to such other terms, conditions and discretion as would have been applicable under the Incentive Plan had the canceled award not been granted. The Committee may also grant any award or combination of awards authorized under the Incentive Plan, including without limitation an award that as granted prior to the adoption of the Incentive Plan, and any such award or combination of awards so granted under the Incentive Plan may or may not cover he same number of shares of Common Stock as had been covered by the canceled award and will be subject to such other terms, conditions and discretion as would have been permitted under the Incentive Plan had the canceled award not been granted.

         The Incentive Plan may be amended from time to time by the Committee, but without further approval by the Stockholders of the Company no such amendment (unless expressly allowed pursuant to the adjustment provisions described above) may (i) increase the aggregate number of shares that may be issued or transferred plus the amount of shares covered by outstanding awards, or increase the aggregate number of Performance Units that may be granted thereunder or (ii) otherwise cause Rule 16b-3 under the Exchange Act to cease to be applicable to the Incentive Plan.

Federal Income Tax Consequences to Participants in Plan

         The following is a brief summary of certain of the federal income tax consequences of certain transactions under the Incentive Plan. This summary is not intended to be exhaustive and does not describe state or local tax consequences.

         Non-qualified Option Rights. In general: (i) no income will be recognized by an optionee at the time a non-qualified Option Right is granted;
(ii) at the time of exercise of a non-qualified Option Right, ordinary income will be recognized by the optionee in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares if they are nonrestricted on the date of exercise; and (iii) at the time of sale of shares acquired pursuant to the exercise of a non-qualified Option Right, any appreciation (or depreciation) in the value of the shares after the date of exercise will be treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

         Incentive Stock Options. No income generally will be recognized by an optionee upon the grant or exercise of an incentive stock option. If shares of Common Stock are issued to an optionee pursuant to the exercise of an incentive stock option and no disqualifying disposition of the shares is made by the optionee within two years after the date of grant or within one year after the transfer of the shares to the optionee, then upon the sale of the shares any amount realized in excess of the option price will be taxed to the optionee as long-term capital gain and any loss sustained will be a long-term capital loss.

         If shares of Common Stock acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of either holding period described above, the optionee generally will recognize ordinary income in the year of disposition in an amount equal to any excess of the fair market value of the shares at the time of exercise (or, if less, the amount realized on the disposition of the shares in a sale or exchange) over the option price paid for the shares. Any further gain (or loss) realized by the optionee generally will be taxed as short-term or long-term capital gain (or loss) depending on the holding period.

         Appreciation Rights. No income will be recognized by a participant in connection with the grant of an Appreciation Right. When the Appreciation Right is exercised, the participant normally will be required to include as taxable ordinary income in the year of exercise an amount of cash, and the fair market value of any nonrestricted shares of Common Stock, received pursuant to the exercise. In limited circumstances, however, the Internal Revenue Service ("IRS") may contend that the holder of a free-standing appreciation right is in constructive receipt of ordinary income before the Appreciation Right is actually exercised if (i) a maximum limitation on the amount payable upon exercise of the Appreciation Right at a time when the Appreciation Right is imposed and (ii) the maximum limitation is reached prior to the exercise of the Appreciation Right at a time when the Appreciation Right is exercisable.

         Restricted Shares. A recipient of Restricted Shares generally will be subject to tax at ordinary income rates on the fair market value of the Restricted Shares reduced by any amount paid by the recipient at such time as the shares are no longer subject to a risk of forfeiture or restrictions on transfer for purposes of Section 83 of the Internal Revenue Code ("the Code"). However, a recipient who so elects under
Section 83(b) of the Code within 30 days of the date of transfer of the shares will have taxable ordinary income on the date of transfer of the shares equal to the excess of the fair market value of the share (determined without regard to the risk of forfeiture or restrictions on transfer) over any purchase price paid for the shares. If a Section 83(b) election has not been made, any non-restricted dividends received with respect to Restricted Shares that are subject at that time to a risk of forfeiture or restrictions on transfer generally will be treated as compensation that is taxable as ordinary income to the recipient.

         Deferred Shares. No income generally will be recognized upon the grant of Deferred Shares. The recipient of a grant of Deferred Shares generally will be subject to tax at ordinary income rates on the fair market value of nonrestricted shares of Common Stock on the date that the Deferred Shares are transferred to the recipient, reduced by any amount paid by the recipient, and the capital gain or loss holding periods for the Deferred Shares will also commence on that date.

         Performance Shares and Performance Units. No income generally will be recognized upon the grant of Performance Shares or Performances Units. Upon payment in respect of the earn-out of Performance Shares or Performance Units, the recipient generally will be required to include as taxable ordinary income in the year of receipt an amount equal to the amount of cash received and the fair market value of any nonrestricted shares of Common Stock received.

Special Rules Applicable to Officers and Directors

         In limited circumstances where the sale of stock that is received as the result of a grant of an award could subject an officer or director to suit under Section 16(b) of the Exchange Act, the tax consequences to the officer or director may differ from the tax consequences described above. In these circumstances, unless a special election has been made, the principal difference usually will be to postpone valuation and taxation of the stock received so long as the sale of stock received could subject the officer or director to suit under Section 16(b) of the Exchange Act, but no longer than six months.

Tax Consequences to the Company

         To the extent that a participant recognizes ordinary income in the circumstance described above, the Company will be entitled to a corresponding deduction provided that, among other things, (i) the income meets the test of reasonableness, is an ordinary and necessary business expense, is not subject to the annual compensation limitation set forth in Section 162(m) of the Code and is not an "excess parachute payment" within the meaning of Section 280G of the Code and (ii) any applicable withholding obligations are satisfied.

VOTE REQUIRED

Approval and ratification of the Incentive Equity Plan requires the affirmative vote of the holders of a majority of the shares entitled to vote. If this plan is adopted, employee Directors Ike Suri, John Hwang, and Henry Tang may receive additional shares of common stock. The Company's Board of Directors recommends a vote FOR approval and ratification of the Incentive Equity Plan.


APPROVAL OF THE STOCK OPTION PLAN
FOR NON-EMPLOYEE DIRECTORS

         The Board of Directors adopted the Stock Option Plan for Non-Employee Directors of the Company (the "Directors Plan") on December 18, 1998, subject to approval by the stockholders of the Company at the Annual Meeting.


PRIOR HISTORY OF DIRECTORS STOCK OPTION PLANS

         The Company, in the past, has never provided a Stock Option Plan or Plan of Compensation for non-employee directors.

DESCRIPTION OF THE DIRECTORS PLAN

General

         The following general description of certain features of the Directors Plan is qualified in its entirety by reference to the Directors Plan. The Directors Plan is intended to encourage outside Directors of the Company to own shares of the Company's stock and thereby to align their interests more closely with the interests of the other stockholders of the Company, to encourage the highest level of outside Director performance by providing such Directors with a direct interest in the Company's attainment of its financial goals, and to provide financial incentives that will help attract and retain the most qualified outside Directors.

Administration and Eligibility

         The Directors Plan will be administered by a committee ("Committee") of the Board of Directors, consisting of not less than two members of the Board. Only members of the Board of Directors who are not employees of the Company (each a "Director") will be eligible to participate in the Directors Plan. For purposes of the Directors Plan, an "employee" is a person whose compensation from the Company is subject to withholding under the Internal Revenue Code ("the Code"). Currently, of the five Directors and nominees for Director, Messrs. Sykes and Sargent would qualify for the issuance of options under the Directors Plan.

Maximum Shares

         Subject to adjustment as described below, the number of shares issued or transferred, plus the number of shares covered by outstanding options under the Directors Plan shall not exceed 250,000 shares of Common Stock. Shares of Common Stock covered by an option, which is canceled or terminated, will again be available to be issued or to be the subject of a stock option granted under the Directors Plan.

Initial Options

         Each nonemployee Director of the Company, who is a Director on the effective date of the Directors Plan is granted an immediate option to purchase 10,000 shares of Common Stock, and will also receive automatic grants of additional options to purchase 10,000 shares of Common Stock on the first day after each succeeding annual meeting thereafter for so long as he or she continues to serve as a Director. Individuals becoming Directors after the effective date of the Directors Plan receive an immediate option to purchase 10,000 shares of Common Stock, and will also receive automatic grants of additional options to purchase 10,000 shares of Common Stock on the first day following the next annual stockholder's meeting thereafter, for so long as he or she continues to serve as a Director, provided that he or she has served as a Director for at least six months prior thereto.

         The exercise price of the options granted is equal to the fair market value per share of Common Stock on the date of grant. Options granted under the Directors Plan shall become exercisable to the extent of 20% of the Common Shares subject thereto on the Date of Grant and to the extent of an additional 20% of the Common Shares subject thereto after each of the first four anniversaries of such date, for so long as the Optionee continues to serve as a member of the Board. To the extent exercisable, each Nonqualified Option shall be exercisable in whole or in part from time to time.

         In the event a grantee ceases to be a Director of the Company, vested options granted to nonemployee Directors must be exercised within three months after the Director's termination (in the event that termination was due to other than death or disability), or one year after termination (in the event that termination was due to death or disability), or by the tenth anniversary of the date of grant, whichever occurs first. All awards under the Directors Plan may be only non-qualified stock options.

Purchase Price

         The purchase price of stock options granted under the Directors Plan may be paid in cash, shares of Common Stock held by the optionee for at least six months, or a combination thereof. Shares of Common Stock issued pursuant to the Directors Plan may be authorized but unissued shares or treasury shares. Fractional shares will not be issued in connection with the exercise of a stock option, and cash in lieu thereof will be paid by the Company.

Change in Control

         Upon a Change in Control, all Option Rights that would become exercisable through the Company's next annual stockholders' meeting following a Change in Control will become immediately exercisable in full. If any event or series of events constituting a Change in Control is abandoned, the effect thereof will be null and the exercisability of Option Rights will be governed by the provisions of the Directors Plan described above. The Directors Plan defines a Change in Control as the occurrence of any of the following events:
(i) execution by the Company of an agreement for the merger, consolidation or reorganization into or with another corporation or other legal person, unless as a result of such transaction not less than a majority of the combined voting power of the then-outstanding securities of such corporation or person immediately after such transaction are held in the aggregate by holders of securities entitled to vote generally in the election of Directors of the Company ("Voting Securities") immediately prior to such transaction; (ii) execution by the Company of an agreement for the sale or other transfer of all or substantially all of its assets to another corporation or legal person, unless as a result of such transaction not less than a majority of the combined voting power of the then-outstanding securities of such corporation or legal person immediately after such transaction is held in the aggregate by the holders of Voting Securities of the Company immediately prior to such transaction; (iii) a report is filed on Schedule 13D or Schedule 14D-1 disclosing that any person (other than a person who holds more than 10% of the Common Stock on the date of consummation of the Offering) has or intends to become the beneficial owner of a majority or more of the combined voting power of the then-outstanding Voting Securities; (iv) during any period of two consecutive years, individuals who at the beginning of any such period constitute at least a majority thereof (each Director first elected or first nominated for election by a vote of at least two-thirds of the Directors then in office who were Directors of the Company at the beginning of any such period being deemed to have been a Director of the Company at the beginning of such period); or (v) the Company adopts a plan for the liquidation or dissolution of the Company other than pursuant to a merger, consolidation or reorganization which would not constitute a Change in Control, as described in clause (i) above.

Adjustment

         The Committee will make or provide for adjustments to the maximum number of shares issuable pursuant to the Directors Plan, the number and kind of shares of Common Stock or other securities that are covered by outstanding options, and the option price applicable to outstanding options as the Committee will in good faith determine to be equitably required to prevent dilution or expansion of the rights of optionees which would otherwise result from any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, any merger, consolidation, spin-off, split-off, spin-out, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of warrants or other rights to purchase securities or any other corporate transaction or event having an effect similar to any of the foregoing.

Amendment or Termination

         The Board may at any time amend or terminate the Directors Plan. Notwithstanding the foregoing, (i) except for the adjustments described above, without the approval of the stockholders of the Company, no such amendment will increase the maximum number of shares covered by the Directors Plan, materially modify the requirements as to eligibility for participation in the Directors Plan, or otherwise cause the Director Plan or any grant, award or election made pursuant thereto to cease to satisfy any applicable condition of Rule 16b-3 promulgated under the Exchange Act, (ii) no such amendment will cause any Director to fail to qualify as a "non-employee director" within the meaning of Rule 16b-3, (iii) provisions relating to the amount and price of securities to be awarded ant the timing of awards under the Director Plan will not be amended more than once every six months, other than to comport with changes in the Code, the Employment Retirement Income Security Act, or the rules promulgated thereunder and (iv) no amendment or termination will adversely affect any outstanding award without the consent of the Director holding such award.

Other Provisions

         No Option Rights may be granted under the Directors Plan more than ten years after the date of approval of the Directors Plan by the Company's stockholders.

Federal Income Tax Consequences

         A Director who receives Initial Options should be taxed under the rules described below. In general (i) no income will be recognized by an optionee at the time an Option Right is granted and (ii) at the time of exercise of an Option Right, ordinary income will be recognized by the optionee in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares on the date of exercise. The IRS has indicated that it may take the position that, where an option's exercise price is set at an amount less than fair market value on the date of grant, the optionee should recognize income at an earlier date than indicated above.

Tax Consequences to the Company

         To the extent that an optionee recognizes ordinary income in the circumstance described above, the Company will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense and is not an "excess parachute payment" within the meaning of Section 280G of the Code.

VOTE REQUIRED

         The Board of Directors recommends a vote FOR approval and ratification of the Stock Option Plan for Non-Employee Directors, which requires the affirmative vote of the holders of a majority of the shares entitled to vote. If the Plan is adopted, non-employee directors will be awarded options to purchase common stock of the Company.


                      APPROVAL OF A CHANGE IN COMPANY NAME

         The Board of Directors of the Company believes that the current name of the Company does not clearly reflect the association of its present business operations with the computer technology industry. Accordingly, the Board of Directors proposes a change in the name of the Company to PARADISE INNOVATIONS TECHNOLOGY CORPORATION to provide enhanced name recognition and association with the industry.

VOTE REQUIRED

         The Board of Directors recommends a vote FOR approval of a change in the name of the Company, which requires the affirmative vote of the holders of a majority of the issued and outstanding voting shares of the Company entitled to vote.


                 AUTHORIZATION OF REVERSE SPLIT OF COMMON STOCK

         Under the present rules promulgated by The Stock Market, Companies listed are required to maintain certain minimum stock prices. In the event that the Company's stock price falls below the minimum required for an extended period of time, it may become necessary for the Company to reverse split its common stock in order to comply with requirements. Accordingly, the Board of Directors of the Company seeks the authorization of the shareholders to implement such reverse split at such time and in such manner as may be appropriate as determined by the Board of Directors. In the event that a reverse split is implemented in the future, pro-rata adjustments will be made to conversion ratios of preferred stock, warrants and options outstanding at that time.

         The Company has no obligation to consummate a reverse split of its common stock.

VOTE REQUIRED

         The Board of Directors recommends a vote FOR approval of a change in the authorized capital of the Company, which requires the affirmative vote of the holders of a majority of the issued and outstanding voting shares of the Company entitled to vote.


       AUTHORIZATION TO ADOPT, AMEND AND RESTATE ARTICLES OF INCORPORATION

         The Articles of Incorporation for the Company were originally filed on April 26, 1979. The Articles were subject to amendment on December 3, 1981; August 1, 1983; April 3, 1985; August 12, 1994; and July 6, 1998.
Contemporaneously with the proposed name change of the Company, the Board of Directors determined that adoption, amendment and restatement of the Articles of Incorporation into one document is appropriate to simplify reference to the Articles of Incorporation. The proposed amendment and restatement is attached to this Proxy Statement as an Exhibit. No material changes to the rights of shareholders are intended by the amendment and restatement.

 VOTE REQUIRED

         The Board of Directors recommends a vote "For" the approval and ratification of the adoption, amendment and restatement of the Articles of Incorporation. Approval of these changes requires the affirmative vote of the holders of a majority of the voting shares entitled to vote.

                     AUTHORIZATION TO ACQUIRE THE SHARES OF
                         MULTIWAVE INNOVATION PTE. LTD.

         Multiwave Innovation Pte. Ltd. is headquartered at 25 Serangoon North Ave 5, 6th Floor, Uraco Building, Singapore, 554914. Telephone: 65/481-2633.

         Multiwave is a design and engineering firm based in Singapore with sales offices in Europe and China. It sells internet based communication products, such as internet set-top boxes; computer components, such as audio and video cards, and modems; and retail electronics.

THE ACQUISITION

         On October 27th, 1998, the Company signed a definitive agreement to purchase all outstanding common shares of Multiwave for 2,388,792 shares of the Company's "restricted" common stock as that term is defined in Rule 144 and Regulation S promulgated under the Securities Act of 1933. The number of shares were calculated by dividing US$ 5 million by the weighted average of the bid and offer prices of the Company's common shares as listed on NASDAQ from the date of the signing of the Letter of Intent (July 7, 1998) until the date immediately preceding the signing of the definitive agreement (October 26th, 1998).

         Multiwave's U.S. operations were absorbed by the Company on October 31, 1998. For accounting purposes, the transaction was considered effective as of that date.

         The closing of the transaction is contingent on the approval by the Company's shareholders at the Annual Meeting. The holders of 56% of the shares have granted proxies to representatives of the Company's management to vote on their behalf. The Company's management is in favor of the acquisition. The proxies are revocable and the granters of the proxies may revoke these proxies any time during or before the actual voting takes place.

         Both the Company and Multiwave believe that the acquisition advances their strategic intents. Both are players in the same high tech industry with complementary strengths. The Company can benefit from Multiwave's design and engineering capabilities in order to more rapidly bring proprietary, branded products to market. In the highly competitive market of high tech products, speed to market provides significant advantages in market share and profit margins.

         Multiwave can benefit from the Company's globally recognized Paradise brand with its lifetime limited guarantee. In the highly price competitive Asian high tech market, a recognized brand can provide protection against margin erosion by commanding a premium price.

         In terms of distribution channels, the Company has global distribution agreements with premier companies such as Ingram Micro, Tech Data, Almo Distributing, Comark, SED and D&H Distributing. Multiwave could benefit from these distribution agreements as well as enter into new agreements of its own with the strength of the Paradise brand.

MANAGEMENT DISCUSSION AND ANALYSIS OR PLAN OF OPERATIONS

Disclaimer

         The discussion and analysis below contains trend analysis and other forward looking statements within the meaning of Section 27A of the Securities Exchange Act of 1934 and Section 21E of the Securities Exchange Act of 1934. Actual results could differ materially from those projected in the forward looking statements as a result of the risk factors set forth under " Certain Factors Than May Affect Future Performance" and elsewhere in this report.

Discussion

         Multiwave's net sales for the four months ended Oct 31st 1998 were $9.1mil yielding a gross margin of $997,000 or 10.9%. This represents a significant growth over the previous 12 months ended June 30 1998 of $8.5mil with a gross margin of 8.5%. This significant growth is due to several factors. First, Multiwave is gradually and consciously focusing its activities on the higher margin and greater volume generating products. Multiwave has since moved away from the lower margin audio business into and focused its resources into the higher value & volume communications sector, i.e. modems.

         Multiwave has over the years built strategic relationships with key technology partners like Lucent, PCTel and Rockwell. These partnerships have allowed Multiwave to be invited to design products based on new platforms that these technology companies are promoting. Multiwave was among the first to design, manufacture and distribute modems based on the latest Lucent platform and was able to capture a substantial market share and enjoy the margins associated with a quick time to market approach.

         Currently, efforts are underway to promote the Paradise brand in Asia and in Europe through which Multiwave expects to reap higher margins. Also Multiwave has developed several unique product lines among which are the Internet set-top box and a modem cum answering machine cum fax machine. Theses products were exhibited at Comdex 98 and were well received by the industry. This augurs well for Multiwave in the current fiscal year.

         The Company is also discussing with the local government bodies to obtain grants for certain of its R&D projects.

Operating Results

         The table below compares the Company's operating results for the 12 months ended 30 June 1998 against the 4 months ended October 31st 1998.

------------------------------------------------------------------------------
                          Four Months            Year     Nine Months
                                Ended           Ended           Ended
                           Oct 31, 98      Jun 30, 98      Jun 30, 97
                          $000               $000             $000
------------------------------------------------------------------------------

Net sales               $9,153   100.0%    $8,571   100.0%   $7,497   100.0%
Cost of sales           (8,156)  -89.1     (7,842)  -91.5    (7,066)   94.3
------------------------------------------------------------------------------
Gross profit               997    10.9        729     5.7       431     5.7
------------------------------------------------------------------------------

R&D expenses              (117)   -1.3       (312)   -3.6      (273)   -3.6
Selling, general        (1,058)  -11.6     (2,094)  -24.4    (2,924)  -39.0
& admin expenses
------------------------------------------------------------------------------
Total operating         (1,175)  -12.8     (2,406)  -28.1    (3,197)  -42.6
Expenses
------------------------------------------------------------------------------
Operating loss            (178)   -1.9     (1,677)  -19.6    (2,766)  -36.9
------------------------------------------------------------------------------

Other income/exp           492     5.9       (352)   -4.1      (140)   -1.9
------------------------------------------------------------------------------
Net income (loss)          314     3.4     (2,029)  -23.7    (2,906)  -38.8
==============================================================================

         On an annualized basis sales has increased almost $19mil or by 220%. The bulk of this amount is due to the successful launch of Multiwave's Lucent based communication products. Gross margins as a percentage of sales increased by 2.4%. This was mainly due to the quick time to market of the Company's products in this period. This period also reflects the higher margins that are earned from the early stages of a products life cycle.

         Research and development expenses increased by $39,000 or by 13% on an annualized basis. Multiwave makes conscious efforts to constantly monitor and assess its R&D spending. Through such measures, Multiwave has managed to maintain its R&D cost while growing its revenue base.

         Selling, general & admin. expenses have increased by 52% on an annualized basis to reflect the additional cost involved in supporting the growth in sales. Additional headcount was added to the Product and Marketing functions to support the Paradise brand.

         The major element in the other income/expense category is the exchange gain or loss. During the current period Multiwave encountered turbulent exchange rate fluctuations in some of the Asian economies. The figures being reported in US$ has led to this exchange gain. This turbulence has since subsided somewhat.

         There were no other individually significant items, which increased from 1997 to 1998.

Working Capital, Liquidity and Capital Resources

         Multiwave maintains strong working relationships with its current suppliers who provide the bulk of Multiwave's working capital. Multiwave has commitments from them for continued support in its growth.

         Multiwave has approached several banks to obtain additional credit facilities either asset based or contract based. With the significant growth in business volume and with the higher value added products being developed, Multiwave anticipates it will require financing above normal operating requirements. Multiwave is taking steps to ensure that this financing will be available for the growth envisioned.

         Multiwave has also approached several government agencies to obtain funding in the form of R&D grants to fund its working capital requirement. These discussions are progressing well and the Company anticipates that it will secure several grants for its projects.

         Multiwave believes that its cash balances and available credit facilities are sufficient to meet anticipated operating requirements for the foreseeable future. There can be no assurance that additional capital beyond the amounts currently forecasted by Multiwave would not be required or that any such required additional capital will be available on reasonable terms, if at all.

Certain Factors That May Affect Future Performance

         Multiwave's future performance may be affected by a number of factors described below which should be considered in evaluating Multiwave and its business.

         Multiwave 's future operating results may vary significantly from period to period as a result of these factors. Multiwave 's revenues depend on products sold, customer satisfaction and support, timing of sales, timing of new product introductions by Multiwave and by its competitors, product cycle maturation, price competition and decline, availability of components, design of new products, changes in product or distribution channel mix, the level of inventory carried by Multiwave and its distributors and retail customers, product returns, co-op advertising programs and price protection agreements with its customers.

         Gross margins depend on the same factors as revenues, as well as some other factors: the availability and cost of components, component price change, end-of-life inventory write-downs and distribution channel mix. Technology content is also a major factor influencing gross margins. Margins typically are higher for products with high technology content than products with lower technology. Thus, design and new product introduction are critical factors impacting Multiwave's gross margins.

         Perhaps most importantly, Multiwave 's revenues and gross margins are highly impacted by product life cycles, where margins are higher for newer products and decline with increased competition, diminishing market excitement and changes in technology.

         Frequent new product introductions and rapid product obsolescence characterize Multiwave's hi-tech market. Multiwave depends on new product introduction in short time frames. Despite its strategy to enable a short time frame to market, there is no assurance that Multiwave will be successful in its execution or that successful execution will assure high margins.

Accounting Treatment and Impact on Shareholders

         The transaction will be accounted for as a purchase. Because of prior acquisitions, the Company is precluded from using pooling of interest accounting until July 1999 at the earliest. Since the purchase price exceeds the adjusted book value of Multiwave, the Company will record goodwill.

         The Company, based on financial and legal advice, believes that the transaction will not result in Federal tax liabilities to the Company, to Multiwave, or to either company's stockholders.

         As a result of the acquisition, all the Company's shareholders will suffer dilution of their shares equally. Immediately prior to the acquisition, there were 7,233,127 shares of common stock issued and outstanding (including 3,699 shares held in treasury), and 5,474 shares of Series A preferred stock, each of which can be converted to 1,000 shares of common stock. After the acquisition, assuming, for the purposes of this calculation, that all the Series A preferred stock is converted to common shares, a total of 15,092,220 shares will be outstanding. The dilution will be 1 : 1.1877 or 16%.

         The Company does not believe that there are any material changes to the rights of its security holders as a result of the acquisition. Neither the Company nor Multiwave is in default nor in arrears as to dividend payments, principal or interest. The Company does not believe the acquisition will have any impact on commitments of its securities.

Multiwave Selected Financial DataFinancial DataData

         The following table sets forth certain financial data relating to Multiwave prepared in accordance with U.S. GAAP and stated in U.S. dollars. The financial data should be read in conjunction with (i) the Multiwave financial statements, attached, (ii) the unaudited Pro Forma Condensed Consolidated Financial Statements which are included elsewhere in this Proxy Statement.

                                (In U.S. Dollars)
       (Tabular dollar amounts are in thousands, except per share amounts)
                     (Prepared in accordance with U.S. GAAP)

Summary Statements of Operations and Comprehensive Operations

                                         Four Months      Year  Nine Months
                                               Ended     Ended        Ended
                                          October 98   June 98      June 97
                                          ----------   -------      -------
Revenues                                      9,153     8,571        7,497
Net income (loss)                               314    (2,029)      (2,997)

Foreign currency adjustments                    (39)      (26)          91
Comprehensive income                            275    (2,055)      (2,906)
Net income (loss) per share                 $0.1314  ($0.8494)    ($1.2546)
                                             -------  --------     --------

Summary Balance Sheets

                                         October 31   June 30     June 30
                                               1998      1998        1997
                                             -------   -------    --------
ASSETS
Current Assets                               10,231     4,494       3,271
Property, plant and equip., net                 222       211         210
TOTAL ASSETS                                 10,453     4,705       3,481
                                             -------   -------     -------


LIABILITIES & SHAREHOLDERS' EQUITY

Current Liabilities                          11,351     5,876       2,615
Long Term Liabilities                            16        18
TOTAL LIABILITIES                            11,367     5,894       2,615

SHAREHOLDERS' EQUITY (DEFICIENCY)              (914)   (1,189)        866

TOTAL LIABILITIES  AND SHAREHOLDERS'
EQUITY (DEFICIT)                             10,453     4,705       3,481
                                             -------   -------     -------

UNICO SELECTED FINANCIAL DATA

         The following table sets forth certain financial data relating to Unico. The financial data should be read in conjunction with (i) the Unico financial statements, (ii) the unaudited pro forma condensed consolidated financial statements which are included elsewhere in this Proxy Statement. The data for the four months ended October 31, 1998 is derived from unaudited data.

                                (In U.S. Dollars)
       (Tabular dollar amounts are in thousands, except per share amounts)
                     (Prepared in accordance with U.S. GAAP)

Summary Statements of Operations

                                    Four Months         Year      Nine Months
                                          Ended        Ended            Ended
                                     October 98      June 98          June 97
                                    -----------      -------      -----------
Revenues                                 5,468        24,638          15,058
Net income (loss)                         (225)         (536)              4
Net income (loss) per share           ($0.0178)     ($0.0489)        $0.0004
                                       --------      --------       ---------


Summary Balance Sheets

                                     October 31      June 30         June 30
                                           1998         1998            1997
                                     ----------      -------         -------
ASSETS
Current assets                            1,323        1,502             743
Property, plant and equip., net              68           52              18
Other assets                                325          253               -
Old Unico Investment                      3,163        3,163               -
TOTAL ASSETS                              4,879        4,970             761
                                          -----        -----             ---

LIABILITIES & SHAREHOLDERS' EQUITY

TOTAL LIABILITIES                         1,162        1,011             157
SHAREHOLDERS' EQUITY                      3,717        3,959             604
TOTAL LIABILITIES  AND
SHAREHOLDERS' EQUITY                      4,879        4,970             761
                                          -----        -----             ---

UNAUDITED PRO FORMA SELECTED FINANCIAL DATA

            (Tabular dollar amounts are in thousands of US dollars,
                           except per share amounts)
                     (Prepared in accordance with U.S. GAAP)

         This table presents Unico's unaudited pro forma selected financial data giving effect to the acquisition and accounting for it as a purchase. The pro forma financial data do not purport to represent what the combined financial position or results of operations would actually have been if the acquisition had occurred at the beginning of the periods or to project the combined financial position or results of operations for any future date or period.

         The information below should be read in conjunction with (I) the Multiwave Financial Statements and the Unico Consolidated Financial Statements, including the notes thereto, (ii) the Unaudited Pro Forma Condensed Consolidated Financial Statements, which are included elsewhere herein.

($000, except per share data)

                                        Three Months                    Year
                                               Ended                   Ended
                                  September 30, 1998           June 30, 1998
                                  ------------------           -------------
Revenues                                    $ 11,559                $ 33,209
Net income (loss)                                 69                  (2,748)
Basic income (loss) per share                $0.0046                ($0.2060)
                                            --------                --------


($000)

                                     As of
                        September 30, 1998
                        ------------------
Total assets                       $15,861
Shareholders' equity                 5,838
                                   -------


COMPARATIVE PER SHARE DATA

         This table presents Unico's and Multiwave's historical per share data and Unico's pro forma per share data for the three months ended September 30, 1998 and for the year ended June 30, 1998. The pro forma data gives effect to the acquisition and accounts for it as a purchase, based upon the Multiwave Financial Statements, the Unico Consolidated Financial Statements and the Unaudited Pro Forma Condensed Consolidated Financial Statements.

         The information presented below should be read in conjunction with
(i) the Multiwave Financial Statements, including the notes thereto, attached hereto, (ii) the Unico Consolidated Financial Statements, including the notes thereto, attached hereto, and (iii) the Unaudited Pro Forma Condensed Consolidated Financial Statements, elsewhere herein.


                                        Three Months                 Year
                                               Ended                Ended
Per Share Unico Common Stock           Sept 30, 1998        June 30, 1998
-------------------------------------------------------------------------
Historical:
     Book value (1)                          $0.3040              $0.3136
     Cash dividends                              Nil                  Nil
     Net income (loss) (2)                  ($0.0096)            ($0.0489)

Pro Forma:
     Book value (1)                          $0.3888              $0.3969
     Cash dividends                              Nil                  Nil
     Net income (loss) (2)                   $0.0046             ($0.2060)

NOTES:   (1)      Book value per share is shareholders' equity divided by
                  common shares outstanding assuming all preferred shares were converted at September 30, 1998 and June 30, 1998.
         (2)      Basic earnings (loss) per share.

FEDERAL AND STATE REGULATORY REQUIREMENTS AND APPROVALS

         With respect to federal and state regulatory requirements and approvals in connection with the acquisition, the Company intends to seek the approval of its shareholders prior to consummating the acquisition. It does not believe there are other requirements it must satisfy or approvals it must obtain.

VALUATION OF THE COMPANY'S RESTRICTED COMMON SHARES

         The Company retained Cronkite & Kissell, Inc. (CKI), an unrelated Los Angeles based firm, to appraise the fair market value of the restricted stock the Company issued to the former shareholders of Multiwave to consummate the acquisition. CKI is a financial advisory services firm specializing in the valuation of businesses and business interests. The principals of the firm are accredited senior appraisers of the American Society of Appraisers and each has more than ten years of experience in the valuation consulting profession.

         CKI was selected after conversations were held with it and with one other investment banking firm. Based on the conversations, the qualifications of both firms were evaluated and considered to be excellent. The selection of CKI was based in part on the Company's previous relationship with it. Members of the firm had assisted the Company with a previous transaction which did not materialize and for which no remuneration was paid.

         As the previous transaction was not consummated, no material consideration was paid. For this appraisal, the Company paid CKI $7,500. The fee negotiated was not dependent on any of the results of the appraisal. No future material relationship between the Company and CKI is contemplated. However, given the professionalism with which the services were delivered, the Company may well engage CKI for future engagements.

         CKI was engaged after the signing of the Stock Purchase Agreement and therefore had no input into the determination of the consideration paid to the shareholders of Multiwave for the acquisition. The methodology employed by CKI included:

 -        interviews with the Company's management,
 -        analysis of the Company's future prospects,
 -        review of the Multiwave acquisition materials,
 - review of the Novation Agreement, a contract signed by the Company in June 1998,
 - review of empirical studies which quantify the lack of control discounts,
 - review of empirical studies which quantify the lack of marketability discounts, and
 - conducting such other studies, analyses and inquiries as it deemed appropriate.

         CKI applied discounts to the market value of the Company's stock to account for lack of marketability due to Rule 144 restrictions and for the contractual restrictions imposed by the Novation Agreement, signed by the Company in June of 1998.

PRO FORMA FINANCIAL INFORMATION (UNAUDITED)

         The following pro forma balance sheet presents the effects of the Multiwave acquisition as if it occurred on September 30, 1998. The pro forma Balance sheet is not necessarily indicative of the financial position which will be attained in the future. The pro forma information should be read in conjunction with the historical financial statements of Unico as reported on Form 10-KSB for the years ended June 30, 1997 and 1998 and on Form 10-QSB for the three months ended September 30, 1998.

Unico, Inc.
Pro Forma Condensed Consolidated Balance Sheet
September 30, 1998
(US$ 000)

                             Unico
                            Before                    Pro Forma      Pro Forma
Assets                 Acquisition     Multiwave    Adjustments   Consolidated
------------------------------------------------------------------------------
Cash                      $     30      $  1,360       $              $  1,390
Accounts Receivable            805         3,128        (320)(d)         3,613
Inventories                    348         5,075                         5,423
Prepaid Expenses                91           128                           219
Property and equip. - net       69           222                           291
Goodwill                                              (1,086)(c)
                                                       2,000 (a)           914
Hwang note                     135                                         135
Old Unico investment         3,163                                       3,163
Other Assets                   173           540                           713
------------------------------------------------------------------------------
                          $  4,814      $ 10,453       $    594       $ 15,861
==============================================================================

LIABILITIES AND
STOCKHOLDERS' EQUITY
Bank overdrafts           $     58      $    193       $              $    251
Accounts Payable               738         8,267        (320)(d)         8,685
Due Affiliates                             2,235      (2,000)(b)           235
Other Liabilities                            672                           672
Deferred revenues              180                                         180
------------------------------------------------------------------------------
Total liabilities              976        11,367      (2,320)           10,023
------------------------------------------------------------------------------

                                                       2,000 (b)
                                                       2,000 (a)
Stockholders' Equity         3,838          (914)     (1,086)(c)         5,838
(Deficiency)
------------------------------------------------------------------------------
                          $  4,814      $ 10,453       $    594       $ 15,861
==============================================================================

NOTES:  (a) To reflect fair market value of stock issued to effect acquisition.
        (b) To record capital contribution by Uraco Holdings to Multiwave.
        (c) To eliminate investment.
        (d) To eliminate inter-company payable and receivable.

Unico, Inc.
Pro Forma Statement of Operations (Unaudited)

        These pro-forma consolidated statements of operations present the effects of the Multiwave acquisition as if it occurred on July 1, 1997.

        Year Ended June 30, 1998   (US$ 000)

                             Unico
                            Before                    Pro Forma      Pro Forma
                       Acquisition     Multiwave    Adjustments   Consolidated
------------------------------------------------------------------------------
Revenues                  $24,638        $8,571         $             $33,209
Cost of sales              24,229         7,842                        32,071
------------------------------------------------------------------------------

Gross profit                  409           729                         1,138
Operating expenses            953         2,406                         3,359
------------------------------------------------------------------------------

Operating (loss)             (544)       (1,677)                       (2,221)
Other income (charges)          8          (352)          (183)(a)       (527)
------------------------------------------------------------------------------

Net (loss)                  $(536)      $(2,029)         $(183)       $(2,748)
==============================================================================
Basic (loss) per share   $(0.0489)     $(0.8494)                     $(0.2060)
==============================================================================

Weighted average
shares outstanding     10,950,200     2,388,792                     13,338,992

NOTE:  (a)      To amortize goodwill over five years.

Unico, Inc.
Pro Forma Statement of Operations (Unaudited, continued)

                 Three Months Ended September 30, 1998 (US$ 000)

                             Unico
                            Before                    Pro Forma      Pro Forma
                       Acquisition     Multiwave    Adjustments   Consolidated
------------------------------------------------------------------------------
Revenues                  $ 5,075        $6,865         $(381)(b)     $11,559
Cost of sales               4,795         6,117          (381)(b)      10,531
------------------------------------------------------------------------------

Gross profit                  280           748                         1,028
Operating expenses            403           881                         1,284
------------------------------------------------------------------------------

Operating (loss)             (123)         (133)                         (256)
Other income (charges)          2           369            (46)(a)        325
------------------------------------------------------------------------------

Net income (loss)           $(121)        $ 236          $ (46)          $ 69
==============================================================================
Basic (loss) per share   $(0.0096)     $(0.0988)                     $(0.2046)
==============================================================================

Weighted average
shares outstanding     12,623,428     2,388,792                     15,012,220

NOTE:     (a)      To amortize goodwill over five years.
          (b)      To eliminate inter-company sales.

PAST MATERIAL RELATIONSHIPS BETWEEN THE COMPANY AND MULTIWAVE

         Prior to the acquisition, the Company purchased goods from Multiwave for sale to its customers. Such purchases were based on purchase orders issued. No contracts covering such transactions existed. On July 7th, 1998, a Letter of Intent between the Company and Unico was signed, indicating their interest in the acquisition.

COMPANY'S SHARE PRICES PRIOR TO LETTER OF INTENT AND DEFINITIVE AGREEMENT

         The high and the low prices of the Company's shares on the date preceding the announcement of the Letter of Intent and on the date preceding the announcement of the definitive agreement.

Date Preceding:                 High Price                    Low Price
---------------                 ----------                    ---------
Letter of Intent                2 1/4                         2 1/4
Definitive Agreement            1 3/4                         1 5/8

VOTE REQUIRED

         The Board of Directors recommends a vote FOR approval of acquisition of Multiwave, which requires the affirmative vote of the holders of a majority of the issued and outstanding shares of the Company entitled to vote.


                   AUTHORIZATION TO DISTRIBUTE THE SHARES OF
                        INTERMOUNTAIN REFINING CO., INC.
                     TO CERTAIN SHAREHOLDERS OF THE COMPANY

INTRODUCTION

         In accordance with the Stock Purchase Agreement dated November 30, 1997 and as amended by the Novation Agreement dated June 26, 1998, (collectively hereafter the "Acquisition Agreement"), the management of Intermountain Refining Co., Inc., ("IRC") may have certain rights to elect to distribute the Company's holdings of IRC common stock to holders of Unico common stock as of the Record Date established below, except those shareholders acquiring shares through and as a result of the Acquisition Agreement, and holders of shares issued by the Company between June 1, 1998 and the Record Date ("IRC Stock Recipients"). IRC management and Company management are now actively negotiating the terms, conditions and consequences of any proposed distribution. Assuming such negotiations are consummated successfully, the Board of Directors requests authority from the Company shareholders to proceed with the IRC stock distribution on such terms and conditions as the Board of Directors deems appropriate.

HISTORY

         The Company's principal business activity is presently focused on the computer technology industry. Prior to the acquisition of all of the outstanding stock of Paradise effective as of June 30, 1998, the Company was principally involved in energy-related activities which included production of natural gas, petroleum products refining and electric power generation. Effective as of the date of the Acquisition Agreement, all of the assets of the Company, except it's investment in Paradise, were transferred to it's wholly owned subsidiary IRC for the purpose of consolidating these non-strategic assets under the control of the management of IRC.

TERMS OF THE SPIN OFF

         Each IRC Stock Recipient is entitled to receive one share of IRC common stock for each share of the Company's common stock held as of the Record Date. The number of shares of the Company's common stock issued, outstanding and eligible for participation in the spin off transaction is 1,125,609. The total number of shares of the Company's common stock currently issued and outstanding is 7,229,428.

ACCOUNTING TREATMENT OF THE SPIN OFF

         The investment in IRC common stock is recorded on the books and records of the Company using the cost method. Accordingly, the investment in IRC stock will be charged against paid in capital with no gain or loss recognized on the spin off.

INCOME TAX TREATMENT

         For income tax purposes, IRC management intends the distribution as a "spin off" intended to qualify as "tax-free" in compliance with Internal Revenue Code Section 355 wherein no gain or loss will be recognized by the Company or the IRC Stock Recipients. The IRC Stock Recipients would be required to allocate their current basis in the Company's common stock between the shares of the Company's common stock and their newly issued IRC common stock. Tax advisors are currently researching specific issues relating to the tax treatment of this proposed spin off and the results of such research are expected to be available at the time that the spin off is executed.

DESCRIPTION OF SECURITIES TO BE ISSUED

         IRC management has informed the Company as to the following: IRC management intends that IRC Stock Recipients receive shares of IRC no par value, fully paid and non-assessable, common stock. Under IRC's articles of incorporation, there are presently 100,000 shares of common stock authorized. Prior to the spin off, IRC intends to file an amendment to its articles of incorporation to increase the authorized number of common shares to 10,000,000. There are presently no other classes of common or preferred stock authorized under IRC's articles of incorporation. Holders of IRC common stock would be entitled to receive dividends if such are declared by the board of directors of IRC. The board of directors of IRC has never declared any dividends and there are presently no plans to declare dividends in the future. Holders of IRC common stock would have voting rights equal to one vote for each share of IRC common stock held. Voting rights are non-cumulative. There are no preemptive rights associated with the IRC common stock.

PRO FORMA FINANCIAL INFORMATION

         IRC management has informed the Company as to the following: The transaction contemplated herein involves the spin off of the Company's entire holdings of IRC common stock to certain shareholders of the Company. As the Company's investment in IRC has been accounted for on a cost basis, there is no impact of the spin off on the results of operations of the Company. Accordingly, the presentation herein of pro forma statements of results of operations and earnings per share data is not considered necessary. The investment in IRC, or "Old Unico" as shown on the Company's balance sheet, will be charged against paid in capital. The following condensed pro forma balance sheet of the Company as of September 30, 1998 reflects the adjustments that will result from the spin off.

                                   Unico, Inc.
                             Pro Forma Balance Sheet
                               September 30, 1998

                                September 30, 1998    Pro Forma      Pro Forma
                                   (Unaudited)        Adjustment       Balance
                                   -----------        ----------     ---------
ASSETS
Current Assets:
Cash                                 $    30                           $   30
Accounts receivable (net)                805                              805
Inventories                              348                              348
Prepaid expenses                          91                               91
                                     -------           -------        -------
  Total Current Assets                 1,274                            1,274
                                     -------           -------        -------
Property and Equipment:
Furniture and equipment                   73                               73
Leasehold improvements                     8                                8
                                     -------           -------        -------
                                          81                               81
Accumulated depreciation                 (12)                             (12)
                                     -------           -------        -------
                                          69                               69
Other Assets:
Trademark ( net)                         100                              100
Due from Luna                             14                               14
Due from Hwang                           135                              135
Other                                     59                               59
Investment in Old Unico                3,163            (3,163)             0
                                     -------           -------        -------
                                       3,471            (3,163)           308
                                     -------           -------        -------
                                     $ 4,814           $(3,163)        $1,651
                                     =======           =======        =======
LIABILITIES AND
STOCKHOLDERS' EQUITY
Current Liabilities:
Bank overdrafts                      $    58                           $   58
Accounts payable                         738                              738
Deferred revenues                        180                              180
                                     -------           -------        -------
  Total Current Liabilities              976                              976

Stockholders' Equity                   3,838            (3,163)           675
                                     -------           -------        -------
                                     $ 4,814           $(3,163)        $1,651
                                     =======           =======        =======

FEDERAL AND STATE REGULATORY REQUIREMENTS

         To the knowledge of the Company, there are no federal or state regulatory requirements to be complied with in conjunction with this transaction. IRC's management has informed the Company informally that it is IRC's intent to register all of its common shares outstanding with the Securities and Exchange Commission upon completion of the proposed spin off, to seek a listing on the OTC Bulletin Board, and to register or seek exemptions under the "Blue Sky" laws of various states on a case by case basis.

SHARE PRICES

         IRC shares are not publicly traded as they are owned entirely by the Company. Share prices and recent changes are not available. Recent prices of publicly traded shares of the Company are shown above, under the section of Multiwave Acquisition.

AVAILABILITY OF PRINCIPAL ACCOUNTANTS AT SHAREHOLDER MEETING

         It is contemplated that representatives of the Company's principal accountants will be present at the meeting.

ADDITIONAL INFORMATION PROVIDED WITH THIS PROXY STATEMENT

         Additional information regarding the Company and IRC is contained within the Company's Form 10-KSB for the year ended June 30, 1998, and Form 10-QSB for the quarter ended September 30, 1998, copies of which are being provided to each shareholder along with this proxy statement.

INFORMATION RELATIVE TO IRC

         IRC management has informed the Company as to the following: as the acquisition of Starlicon by Unico was accounted for as a reverse acquisition, the financial statements of IRC, the successor to the assets and operations of Unico prior to the acquisition, are essentially the same financial statements as have been filed by Unico prior to the Starlicon acquisition effective on June 30, 1998 with the exception of the allocation of items contained within the stockholders' equity section. Accordingly, financial statements of IRC as of the end of its last fiscal year are essentially identical to those of the Company on pages 11 through 32 of its Annual Report to Shareholders as filed as Exhibit 13 to its Form 10-K405 for the year ended February 28, 1998 incorporated herein by reference.

         Quarterly financial information for IRC as of its third quarter ended November 30, 1998 is shown as Exhibit D to this Proxy Statement. It is entitled IRC Financial Statements and Additional Information Provided In Accordance with Regulation 14(a), Item 14(b)(3)(ii), and

RECORD DATE

         The Company has established February 12, 1999, as the Record Date.

VOTE REQUIRED

         The Board of Directors recommends approval and ratification by the shareholders be granted to the Board of Directors to negotiate and consummate the proposed spinoff of IRC on such terms and conditions as are acceptable to the Board of Directors. The Board of Directors recommends a vote "For" the approval and ratification of this recommendation. Approval and ratification of the recommendation requires the affirmative vote of the holders of a majority of the voting shares entitled to vote. Proxies to vote on this spin off representing 84.7% of the outstanding common stock of the Company were granted under the Novation Agreement. Such proxies expire the earlier of certain events taking place or on April 1, 1999. The approval of the shareholders hereunder is intended to act as approval of the sale, transfer, or disposition of assets as may be required under New Mexico corporate law.


                  SHAREHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

         From time to time the shareholders of the Company submit proposals which they believe should be voted upon by the shareholders. The Securities and Exchange Commission has adopted regulations that govern the inclusion of such proposals in the Company's annual proxy materials. All such proposals must be submitted to the Corporate Secretary not later than July 31, 1999, in order to be considered for inclusion in the Company's proxy materials for its next annual meeting.


                                 OTHER BUSINESS

         The Company does not intend to present any other business for action at the Annual Meeting and does not know of any other business intended to be presented by others. Should any other matter come before the meeting, the Proxies will be voted by the persons authorized therein, or their substitutes, in accordance with their best judgment on such matters.

ANNUAL REPORT ON FORM 10-KSB AND
QUARTERLY REPORT ON FORM 10-QSB

         The Company's Annual Report on Form 10-KSB, for the fiscal year ended June 30, 1998, and the Quarterly Report on Form 10-QSB, for the fiscal quarter ended September 30, 1998, as filed with the Securities and Exchange Commission, are being mailed concurrently with the mailing of this Proxy Statement to shareholders of record on or about February 23, 1998. The cost of furnishing such Reports on Form 10-KSB and 10QSB, and of making this proxy solicitation will be borne by the Company. Copies of exhibits to the Annual Report on Form 10-KSB, the Incentive Equity Plan and the Stock Option Plan for Non-employee Directors are available, but a reasonable handling fee will be charged to the requesting shareholder. Each written request must set forth a good faith representation that, as of the record date, the person making the request is a beneficial owner of the Company's Common or Preferred Stock and is entitled to vote at the Annual Meeting. Shareholders should direct their written request to the Company,
Attention: Corporate Secretary, 2925 Bayview Drive, Fremont, CA 94538.



                                           BY ORDER OF THE BOARD OF DIRECTORS

                                           /s/ Henry Tang

                                           -----------------------------------
                                           Henry Tang, Secretary

                                   UNICO, INC.

                                  FORM OF PROXY


          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS,

                                   UNICO, INC.
                               2925 Bayview Drive
                            Fremont, California 94538

                                      PROXY

The undersigned hereby appoints ______________________ as Proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all of the shares of common stock of Unico, Inc. held on record by the undersigned on February 12, 1999, at the annual meeting of shareholders to be held on March 5, 1999 or any adjournment thereof.



1.       Election of Directors

                      _______FOR all nominees listed below

                      _______WITHHOLD AUTHORITY
                      (except as marked to the contrary below) to vote for all nominees listed below


(INSTRUCTION: To withhold authority to vote for any individual nominee mark the line next to the nominees name below.)


        _______John Hwang
        _______Rodger Sykes
        _______James Cunningham Sargent
        _______Ike Suri
        _______Henry Tang



2. PROPOSAL TO APPROVE THE APPOINTMENT OF WEINBAUM & YALAMANCHI as the independent public accountants of the corporation

                                [ ] FOR         [ ] AGAINST        [ ] ABSTAIN


3.       PROPOSAL TO APPROVE AND RATIFY THE INCENTIVE EQUITY PLAN

                                [ ] FOR         [ ] AGAINST        [ ] ABSTAIN

4.       PROPOSAL TO APPROVE AND RATIFY THE STOCK OPTION PLAN FOR NON-EMPLOYEE
         DIRECTORS
                                [ ] FOR         [ ] AGAINST        [ ] ABSTAIN


5. PROPOSAL TO APPROVE THE CHANGE IN COMPANY NAME TO PARADISE INNOVATIONS TECHNOLOGY CORPORATION

                                [ ] FOR         [ ] AGAINST        [ ] ABSTAIN


6. PROPOSAL TO APPROVE AND IMPLEMENT SUCH REVERSE SPLIT at such time and manner as may be appropriate as determined by the Board of Directors

                                [ ] FOR         [ ] AGAINST        [ ] ABSTAIN


7. PROPOSAL TO AUTHORIZE AND APPROVE THE RECOMMENDATION OF THE BOARD OF DIRECTORS TO ADOPT, AMEND AND RESTATE THE ARTICLES OF INCORPORATION.

                                [ ] FOR         [ ] AGAINST        [ ] ABSTAIN


8. PROPOSAL TO AUTHORIZE THE COMPANY AND TO RATIFY ITS ACTIONS WITH RESPECT TO CLOSING AND CONSUMMATING THE PURCHASE OF STOCK OF MULTIWAVE INNOVATION PTE. LTD., A SINGAPORE COMPANY.

                                [ ] FOR         [ ] AGAINST        [ ] ABSTAIN


9. PROPOSAL TO AUTHORIZE AND APPROVE THE PROPOSED SPIN-OFF OF THE SHARES OF STOCK OF INTERMOUNTAIN REFINING CO., INC. ON TERMS AND CONDITIONS AS DETERMINED BY THE BOARD OF DIRECTORS.

                                [ ] FOR         [ ] AGAINST        [ ] ABSTAIN


10. At their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder.


         If no direction is made, this proxy will be voted for Proposals 1, 2, 3, 4, 5, 6, 7, 8, and 9. Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation , please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

DATED: _______________________________, 1999



                                      ________________________________________
                                                      Signature



PLEASE MARK, SIGN, DATE AND RETURN THE
PROXY CARD PROMPTLY USING THE ENCLOSED
ENVELOPE



                                      ________________________________________
                                                Signature if held jointly

                                   UNICO, INC.

                                  SCHEDULE 14A

                                   APPENDIX A

                                   UNICO, INC.
                                  SCHEDULE 14A

                                    APPENDIX A

                          STATEMENT AS TO EXPECTED DATE
                                       OF
                     REGISTRATION OF SECURITIES TO BE ISSUED
                               IN CONJUNCTION WITH
                            THE INCENTIVE EQUITY PLAN
                                       AND
                THE STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS


Incentive Equity Plan

         The Company anticipates filing a Registration Statement for the Shares underlying the options in the Incentive Equity Plan within the next calendar year, if the Incentive Equity Plan is approved by the Company's shareholders. Additionally, the Company plans to rely on exemption from registration, if available, for some of the grants under the Plan.


Stock Option Plan for Non-Employee Directors

         The Company anticipates filing a Registration Statement for the Shares underlying the options in the Director's Plan within the next calendar year, if the Director's Plan is approved by the Company's shareholders.

                                   UNICO, INC.
                                  SCHEDULE 14A

                                   APPENDIX B

                              INCENTIVE EQUITY PLAN

                                   UNICO, INC.

                              INCENTIVE EQUITY PLAN


                                Table of Contents




PAGE
1.      Purpose..........................................................58

2.      Definitions......................................................58

3.      Shares and Performance Units Available under the Plan............60

4.      Option Rights....................................................61

5.      Appreciation Rights..............................................63

6.      Restricted Shares................................................64

7.      Deferred Shares..................................................65

8.      Performance Shares and Performance Units.........................66

9.      Transferability..................................................67

10.     Adjustments......................................................67

11.     Fractional Shares................................................68

12.     Withholding Taxes................................................68

13.     Certain Terminations of Employment or Consulting
        Services, Hardship and Approved Leaves of Absence................68

14.     Administration of the Plan.......................................68

15.     Amendments and Other Matters.....................................68

16.     Termination of the Plan..........................................69

17.     Effective Date...................................................69

18.     Nontransferability...............................................70

                                   UNICO, INC.

                              INCENTIVE EQUITY PLAN


         1. Purpose. The purpose this Plan is to attract and retain officers and other employees of and consultants to UNICO, INC. (the "Corporation") and its Subsidiaries and to provide such persons with incentives and rewards for superior performance.

         2. Definitions. As used in this Plan,

         "APPRECIATION RIGHT" means a right granted Pursuant to Section 5 of this Plan, including a Free-standing Appreciation Right and a Tandem Appreciation Right.

         "BASE PRICE" means the price to be used as the basis for determining the Spread upon the exercise of a Free-standing Appreciation Right.

         "BOARD" means the Board of Directors of the Corporation.

         "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

         "COMMITTEE" means the committee described in Section 14(a) of this Plan.

         "COMMON SHARES" means (i) shares of the Common Stock, no par value, of the Corporation and (ii) any security into which Common Shares may be converted by reason of any transaction or event of the type referred to in
Section 10 of this Plan.

         "DATE OF GRANT" means the date specified by the Committee on which a grant of Option Rights, Appreciation Rights, Performance Shares or Performance Units or a grant or sale of Restricted Shares or Deferred Shares shall become effective, which shall not be earlier than the date on which the Committee takes action with respect thereto.

         "DEFERRAL PERIOD" means the period of time during which Deferred Shares are subject to deferral limitations under Section 7 of this Plan.

         "DEFERRED SHARES" means an award pursuant to Section 7 of this Plan of the right to receive Common Shares at the end of a specified Deferral Period.

         "EFFECTIVE DATE" shall have the meaning set forth in Section 17.

         "FREE-STANDING APPRECIATION RIGHT" means an Appreciation Right granted pursuant to Section 5 of this Plan that is not granted in tandem with an Option Right or similar right.

         "INCENTIVE STOCK OPTION" means an Option Right that is intended to qualify as an "incentive stock option" under Section 422 of the Code or any successor provision thereto. "Management Objectives" means the achievement of performance objectives established pursuant to this Plan, which may be described in terms of Corporation-wide objectives or objectives that are related to the performance of the individual Participant, or the Subsidiary, division, department or function within the corporation or Subsidiary in which the Participant is employed or with respect to which the Participant provides consulting services. The Committee may adjust Management Objectives and the related minimum acceptable level of achievement if, in the sole judgment of the Committee, events or transactions have occurred after the Date of Grant that are unrelated to the performance of the Participant and result in distortion of the Management Objectives or the related minimum acceptable level of achievement.

         "MARKET VALUE PER SHARE" means the fair market value of the Common Shares as determined by the Committee from time to time.

         "NONQUALIFIED OPTION" means an Option Right that is not intended to qualify as an Incentive Stock Option.

         "OPTIONEE" means the person so designated in an agreement evidencing an outstanding Option Right or the Successor of an Optionee, as the context so requires.

         "OPTION PRICE" means the purchase price payable upon the exercise of an Option Right.

         "OPTION RIGHT" means the right to purchase Common Shares from the Corporation upon the exercise of a Nonqualified Option or an Incentive Stock Option granted pursuant to Section 4 of this Plan.

         "PARTICIPANT" means a person who is selected by the Committee to receive benefits under this Plan and (i) is at that time an officer, including without limitation an officer who may also be a member of the Board, or other employee of or a consultant to the Corporation or any Subsidiary or (ii) has agreed to commence serving in any such capacity, or the Successor of a Participant, as the context requires.

         "PERFORMANCE PERIOD" means, in respect of a Performance Share or Performance Unit, a period of time established pursuant to Section 8 of this Plan within which the Management Objectives relating thereto are to be achieved.

         "PERFORMANCE SHARE" means a bookkeeping entry that records the equivalent of one Common Share awarded pursuant to Section 8 of this Plan.

         "PERFORMANCE UNIT" means a bookkeeping entry that records a unit equivalent to $1.00 awarded pursuant to Section 8 of this Plan.

         "RELOAD OPTION RIGHTS" means additional Option Rights automatically granted to an Optionee upon the exercise of Option Rights pursuant to Section 4(f) of this Plan.

         "RESTRICTED SHARES" means Common Shares granted or sold pursuant to
Section 6 of this Plan as to which neither the substantial risk of forfeiture nor the restrictions on transfer referred to in Section 6 hereof has expired.

         "RULE 16B-3" means Rule 16b-3, as promulgated and amended from time to time by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or any successor rule to the same effect.

         "SPREAD" means, in the case of a Free-standing Appreciation Right, the amount by which the Market Value per Share on the date when the Appreciation Right is exercised exceeds the Base Price specified therein or, in the case of a Tandem Appreciation Right, the amount by which the Market Value per Share on the date when the Appreciation Right is exercised exceeds the Option Price specified in the related Option Right.

         "SUBSIDIARY" means any corporation in which the Corporation owns or controls directly or indirectly more than 50 percent of the total combined voting power represented by all classes of stock issued by such corporation at the time of the grant.

         "SUCCESSOR" of a Participant means the legal representative of the estate of a deceased Participant or the person or persons who shall acquire the right to exercise an award hereunder by bequest or inheritance or by reason of death of the Participant.

         "TANDEM APPRECIATION RIGHT" means an Appreciation Right granted pursuant to Section 5 of this Plan that is granted in tandem with an Option Right or any similar right granted under any other plan of the Corporation.

         3. Shares and Performance Units Available under the Plan. (a) Subject to adjustment as provided in Section 10 of this Plan, the number of Common Shares issued or transferred, plus the number of Common Shares covered by outstanding awards granted under this Plan, shall not in the aggregate exceed 500,000 Shares, which may be Common Shares of original issuance or Common Shares held in treasury or a combination thereof. For the purposes of this
Section 3(a):

         (1) Upon payment in cash of the benefit provided by any award granted under this Plan, any Common Shares that were covered by that award shall again be available for issuance or transfer hereunder.

         (ii) Common Shares covered by any award granted under this Plan shall be deemed to have been issued or transferred, and shall cease to be available for future issuance or transfer in respect of any other award granted hereunder, at the earlier of the time when they are actually issued or transferred or the time when dividends or dividend equivalents are paid thereon; provided, however, that Restricted Shares shall be deemed to have been issued or transferred at the earlier of the time when they cease to be subject to a substantial risk of forfeiture or the time when dividends are paid thereon.

         (b) The number of Performance Units that may be granted under this Plan shall not in the aggregate exceed 100,000. Performance Units that are granted under this Plan, but are paid in Common Shares or are not earned by the Participant at the end of the Performance Period, shall be available for future grants of Performance Units hereunder.

         4. Option Rights. The Committee may from time to time authorize grants to Participants of options to purchase Common Shares upon such terms and conditions as the Committee may determine in accordance with the following provisions:

                  (a) Each grant shall specify the number of Common Shares to which it pertains; provided, however, that no participant shall be granted Option Rights for more than 100,000 Common Shares in any one fiscal year of the Corporation, subject to adjustment as provided in Section 10 of this Plan.

                  (b) Each grant shall specify an Option Price per Common Share, which may be less than, equal to or greater than the Market Value per Share on the Date of Grant; provided, however, (i) the Option Price shall equal at least 85% of the Market Value per Share on the Date of Grant, or (ii) the Option Price with respect to each Incentive Stock Option shall not be less than 100% (or 110%, in the case of an individual described in Section 422(b)(6) of the Code (relating to certain 10% owners)) of the Market Value per Share on the Date of Grant.

                  (c) Each grant shall specify the form of consideration to be paid in satisfaction of the Option Price and the manner of payment of such consideration, which may include (i) cash in the form of currency or check or other cash equivalents acceptable to the Committee, (ii) subject to Section 4(d), nonforfeitable, unrestricted Common Shares, which are already owned by the Optionee and have a value at the time of exercise that is equal to the Option Price, (iii) any other legal consideration that the Committee may deem appropriate, including without limitation any form of consideration authorized under Section 4(d) below, on such basis as the Committee may determine in accordance with this Plan and (iv) any combination of the foregoing.

                  (d) On or after the Date of Grant of any Nonqualified Option, the Committee may determine that payment of the Option Price may also be made in whole or in part in the form of Restricted Shares or other Common Shares that are subject to risk of forfeiture or restrictions on transfer. Unless otherwise determined by the Committee on or after the Date of Grant, whenever any Option Price is paid in whole or in part by means of any of the forms of consideration specified in this Section 4(d), the Common Shares received by the Optionee upon the exercise of the Nonqualified Option shall be subject to the same risks of forfeiture or restrictions on transfer as those that applied to the consideration surrendered by the Optionee; provided, however, that such risks of forfeiture and restrictions on transfer shall apply only to the same number of Common Shares received by the Optionee as applied to the forfeitable or restricted Common Shares surrendered by the Optionee.

                  (e) Any grant may provide for deferred payment of the Option Price from the proceeds of sale through a broker on the date of exercise of some or all of the Common Shares to which the exercise relates.

                  (f) On or after the Date of Grant of any Option Rights, the Committee may provide for the automatic grant to the Optionee of Reload Option Rights upon the exercise of Option Rights, including Reload Option Rights for Common Shares or any other noncash consideration authorized under Sections 4(c) and (d) above.

                  (g) Successive grants may be made to the same Participant regardless of whether any Option Rights previously granted to the Participant remain unexercised.

                  (h) Each grant shall specify the conditions, including as and to the extent determined by the Committee, the period or periods of continuous employment, or continuous engagement of the consulting services, of the Optionee by the Corporation or any Subsidiary, or the achievement of Management Objectives, that are necessary before the Option Rights or installments thereof shall become exercisable, and any grant may provide for the earlier exercise of the Option Rights, including, without limitation, in the event of a change in control of the Corporation or other similar transaction or event.

                  (i) Option Rights granted pursuant to this Section 4 may be Nonqualified Options or Incentive Stock Options or combinations thereof, as set forth in the award agreement.

                  (j) On or after the Date of Grant of any Nonqualified Option, the Committee may provide for the payment to the Optionee of dividend equivalents thereon in cash or Common Shares on a current, deferred or contingent basis, or the Committee may provide that any dividend equivalents shall be credited against the Option Price.

                  (k) No Option Right granted pursuant to this Section 4 may be exercised more than 10 years from the Date of Grant (except that, in the case of an individual described in Section 422(b)(6) of the Code (relating to certain 10% owners) who is granted an Incentive Stock Option, the term of such Option Right shall be no more than five years from the Date of Grant).

                  (l) Each grant shall be evidenced by an agreement, which shall be executed on behalf of the Corporation by any officer thereof and delivered to and accepted by the Optionee and shall contain such terms and provisions as the Committee may determine consistent with this Plan.

                  (m) The aggregate Market Value per Share, determined as of the Date of Grant, of the Common Shares for which any Optionee may be awarded Incentive Stock Options which are first exercisable by the Optionee during any calendar year under this Plan (or any other stock option plan required to be taken into account under Section 422(d) of the Code) shall not exceed $100,000.

                  (n) If and to the extent otherwise advisable herein or under the applicable option agreement, upon and after the death of an Optionee, such Optionee's Option Rights, to the extent exercisable after death may be exercised by the Successors of the Optionee. An Option

Right may be exercised, and payment in full of the aggregate Option Price made, by the Successors of an Optionee only by written notice (in the form prescribed by the Committee) to the Corporation specifying the number of Common Shares to be purchased. Such notice shall state that the aggregate Option Price will be paid in full, or that the Option Right will be exercised as otherwise provided hereunder, in the discretion of the Corporation or the Committee, if and as applicable.

         5. Appreciation Rights. The Committee may also authorize grants to Participants of Appreciation Rights. An Appreciation Right shall be a right of the Participant to receive from the Corporation an amount, which shall be determined by the Committee and shall be expressed an a percentage (not exceeding 100 percent) of the Spread at the time of the exercise of an Appreciation Right. Any grant of Appreciation Rights under this Plan shall be upon such terms and conditions as the Committee may determine in accordance with the following provisions:

                  (a) Any grant may specify that the amount payable upon the exercise of an Appreciation Right may be paid by the Corporation in cash, Common Shares or any combination thereof and may (i) either grant to the Participant or reserve to the Committee the right to elect among those alternatives or (ii) preclude the right of the Participant to receive and the Corporation to issue Common Shares or other equity securities in lieu of cash; provided, however, that no form of consideration or manner of payment that would cause Rule 16b-3 to cease to apply to this Plan shall be permitted.

                  (b) Any grant may specify that the amount payable upon the exercise of an Appreciation Right shall not exceed a maximum specified by the Committee on the Date of Grant.

                  (c) Any grant may specify (i) a waiting period or periods before Appreciation Rights shall become exercisable and (ii) permissible dates or periods an or during which Appreciation Rights shall be exercisable.

                  (d) Any grant may specify that an Appreciation Right may be exercised only in the event of a change in control of the Corporation or other similar transaction or event.

                  (e) On or after the Date of Grant of any Appreciation Rights, the Committee may provide for the payment to the Participant of dividend equivalents thereon in cash or Common Shares on a current, deferred or contingent basis.

                  (f) Each grant shall be evidenced by an agreement, which shall be executed an behalf of the Corporation by any officer thereof and delivered to and accepted by the Optionee and shall contain such other terms and provisions an the Committee may determine consistent with this Plan.

                  (g) Regarding Tandem Appreciation Rights only: Each grant shall provide that a Tandem Appreciation Right may be exercised only (i) at a time when the related Option Right (or any similar right granted under any other plan of the Corporation) is also exercisable and the Spread is positive and (ii) by surrender of the related Option Right (or such other right) for cancellation.

                  (h) Regarding Free-standing Appreciation Rights only:

                           (i) Each grant shall specify in respect of each Free-standing Appreciation Right a Base Price per Common Share, which shall be equal to or greater than the Market Value per Share on the Date of Grant;

                           (ii) Successive grants may be made to the same Participant regardless of whether any Free-standing Appreciation Rights previously granted to the Participant remain unexercised; provided, however, that no participant shall be granted more than 100,000 Freestanding Appreciation Rights in any one fiscal year of the Corporation, subject to adjustment as provided in Section 10 of this Plan;

                           (iii) Each grant shall specify the conditions, including as and to the extent determined by the Committee, the period or periods of continuous employment, or continuous engagement of the consulting services, of the Participant by the Corporation or any Subsidiary, or the achievement of Management Objectives, that are necessary before the Free-standing Appreciation Rights or installments thereof shall become exercisable, and any grant may provide for the earlier exercise of the Free-standing Appreciation Rights, including, without limitation, in the event of a change in control of the Corporation or other similar transaction or event; and

                           (iv)     No Free-standing Appreciation Right
                                    granted under this Plan may be exercised more than 10 years from the Date of Grant.

         6. Restricted Shares. The Committee may also authorize grants or sales to Participants of Restricted Shares upon such terms and conditions as the Committee may determine in accordance with the following provisions:

                  (a) Each grant or sale shall constitute an immediate transfer of the ownership of Common Shares to the Participant in consideration of the performance of services, or as and to the extent determined by the Committee, the achievement of Management Objectives, entitling such Participant to dividend, voting and other ownership rights, subject to the substantial risk of forfeiture and restrictions on transfer hereinafter referred to.

                  (b) Each grant or sale may be made without additional consideration from the Participant or in consideration of a payment by the Participant that is less than the Market Value per Share on the Date of Grant.

                  (c) Each grant or sale shall provide that the Restricted Shares covered thereby shall be subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code for a period to be determined by the Committee on the Date of Grant, and any grant or sale may provide for the earlier termination of such period, including without limitation, in the event of a change in control of the Corporation or other similar transaction or event.

                  (d) Each grant or sale shall provide that, during the period for which such substantial risk of forfeiture is to continue, the transferability of the Restricted Shares shall be prohibited or restricted in the manner and to the extent prescribed by the Committee on the Date of Grant. Such restrictions may include, without limitation, rights of repurchase or first refusal in the Corporation or provisions subjecting the Restricted Shares to a continuing substantial risk of forfeiture in the hands of any transferee.

                  (e) Any grant or sale may require that any or all dividends or other distributions paid on the Restricted Shares during the period of such restrictions be automatically sequestered and reinvested on an immediate or deferred basis in additional Common Shares, which may be subject to the same restrictions as the underlying award or such other restrictions as the Committee may determine.

                  (f) Each grant or sale shall be evidenced by an agreement, which shall be executed an behalf of the Corporation by any officer thereof and delivered to and accepted by the Participant and shall contain such terms and provisions as the Committee may determine consistent with this Plan. Unless otherwise directed by the Committee, all certificates representing Restricted Shares, together with a stock power that shall be endorsed in blank by the Participant with respect to the Restricted Shares, shall be held in custody by the Corporation until all restrictions thereon lapse.

         7. Deferred Shares. The Committee may also authorize grants or sales of Deferred Shares to Participants upon such terms and conditions as the Committee may determine in accordance with the following provisions:

                  (a) Each grant or sale shall constitute the agreement by the Corporation to issue or transfer Common Shares to the Participant in the future in consideration of the performance of services rendered, subject to the fulfillment during the Deferral Period of such conditions as the Committee may specify.

                  (b) Each grant or sale may be made without additional consideration from the Participant or in consideration of a payment by the Participant that is less than the Market value per Share on the Date of Grant.

                  (c) Each grant or sale shall provide that the Deferred Shares covered thereby shall be subject to a Deferral Period, which shall be fixed by the Committee on the Date of Grant, and any grant or sale may provide for the earlier termination of the Deferral Period, including without limitation, in the event of a change in control of the Corporation or other similar transaction or event.

                  (d) During the Deferral Period, the Participant shall not have any right to transfer any rights under the subject award, shall not have any rights of ownership in the Deferred Shares and shall not have any right to vote the Deferred Shares, but the Committee may on or after the Date of Grant authorize the payment of dividend equivalents on the Deferred Shares in cash or additional Common Shares on a current, deferred or contingent basis.

                  (e) Each grant or sale shall be evidenced by an agreement, which shall be executed an behalf of the Corporation by any officer thereof and delivered to and accepted by the Participant and shall contain such terms and provisions as the Committee may determine consistent with this Plan.

         8. Performance Shares and Performance Units. The Committee may also authorize grants of Performance Shares and Performance Units, which shall become payable to the Participant upon the achievement of specified Management Objectives, upon such terms and conditions as the Committee may determine in accordance with the following provisions:

                  (a) Each grant shall specify the number of Performance Shares or Performance Units to which it pertains, which may be subject to adjustment to reflect changes in compensation or other factors.

                  (b) The Performance Period with respect to each Performance Share or Performance Unit shall be determined by the Committee on the Date of Grant and may be subject to earlier termination, including, without limitation, in the event of a change in control of the Corporation or other similar transaction or event.

                  (c) Each grant shall specify the Management Objectives that are to be achieved by the Participant.

                  (d) Each grant shall specify in respect of the specified Management Objectives a minimum acceptable level of achievement below which no payment will be made and shall set forth a formula for determining the amount of any payment to be made if performance is at or above the minimum acceptable level but falls short of full achievement of the specified Management Objectives.

                  (e) Each grant shall specify the time and manner of payment of Performance Shares or Performance units that shall have been earned, and any grant may specify that any such amount may be paid by the Corporation in cash, Common Shares or any combination thereof and may either grant to the Participant or reserve to the Committee the right to elect among those alternatives; provided, however, that no form of consideration or manner of payment that would cause Rule 16b-3 to cease to apply to this Plan shall be permitted.

                  (f) Any grant of Performance Shares may specify that the amount payable with respect thereto may not exceed a maximum specified by the Committee on the Date of Grant. Any grant of Performance Units may specify that the amount payable, or the number of Common Shares issued, with respect thereto may not exceed maximums specified by the Committee on the Date of Grant.

                  (g) On or after the Date of Grant of Performance Shares, the Committee may provide for the payment to the Participant of dividend equivalents thereon in cash or additional Common Shares on a current, deferred or contingent basis.

                  (h) Each grant shall be evidenced by an agreement, which shall be executed on behalf of the Corporation by any officer thereof and delivered to and accepted by the Participant and shall contain such terms and provisions as the Committee may determine consistent with this Plan.

         9. Transferability. (a) No Option Right or other derivative security (as that term is used in Rule 16b-3) granted under this Plan may be transferred by a Participant except by will or the laws of descent and distribution. Option Rights and Appreciation Rights granted under this Plan may not be exercised during a Participant's lifetime except by the Participant or, in the event of the Participant's legal incapacity, by his guardian or legal representative acting in a fiduciary capacity on behalf of the Participant under state law and court supervision.

                  (b) Any grant made under this Plan may provide that all or any part of the Common Shares that are to be issued or transferred by the Corporation upon the exercise of Option Rights or Appreciation Rights or upon the termination of the Deferral Period applicable to Deferred Shares or in payment of Performance Shares or Performance Units, or are no longer subject to the substantial risk of forfeiture and restrictions on transfer referred to in Section 6 of this Plan, shall be subject to further restrictions upon transfer.

         10. Adjustments. The Committee may make or provide for such adjustments in the number of Common Shares covered by outstanding awards granted hereunder, the Option Prices per Common Share or Base Prices per Common Share applicable to any such awards, and the kind of shares (including shares of another issuer) covered thereby, as the Committee may in good faith determine to be equitably required in order to prevent dilution or expansion of the rights of Participants that otherwise would result from (a) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Corporation or (b) any merger, consolidation, spin-off, spin-out, split-off, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of warrants or other rights to purchase securities or any other corporate transaction or event having an effect similar to any of the foregoing. In the event of any such transaction or event, the Committee may provide in substitution for any or all outstanding awards under this Plan such alternative consideration as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all awards so replaced. Moreover, the Committee may on or after the Date of Grant provide in the agreement evidencing any award under this Plan that the holder of the award may elect to receive an equivalent award in respect of securities of the surviving entity of any merger, consolidation or other transaction or event having a similar effect, or the Committee may provide that the holder will automatically be entitled to receive such an equivalent award. The Committee may also make or provide for such adjustments in the maximum number of Common Shares specified in Section 3(a) of this Plan, the maximum number of Performance Units specified in Section 3(b), and the maximum number of Common Shares and Free-standing Appreciation Rights specified in Sections 4(a) and 5(h)(ii) of this Plan as the Committee may in good faith determine to be appropriate in order to reflect any transaction or event described in this Section 10.

         11. Fractional Shares. The Corporation shall not be required to issue any fractional Common Shares pursuant to this Plan. The Committee may provide for the elimination of fractions or for the settlement thereof in cash.

         12. Withholding Taxes. To the extent that the Corporation is required to withhold federal, state, local or foreign taxes in connection with any payment made or benefit realized by a Participant or other person under this Plan, and the amounts available to the Corporation for the withholding are insufficient, it shall be a condition to the receipt of any such payment or the realization of any such benefit that the Participant or such other person make arrangements satisfactory to the Corporation for payment of the balance of any taxes required to be withheld. At the discretion of the Committee and subject to the provisions of Rule 16b-3, any such arrangements may include relinquishment of a portion of any such payment or benefit. The Corporation and any Participant or such other person may also make similar arrangements with respect to the payment of any taxes with respect to which withholding is not required.

         13. Certain Terminations of Employment or Consulting Services, Hardship and Approved Leaves of Absence. Notwithstanding any other provision of this Plan to the contrary, in the event of termination of employment or consulting services by reason of death, disability, normal retirement, early retirement, with the consent of the Corporation, termination of employment or consulting services to enter public service with the consent of the Corporation or leave of absence approved by the Corporation, or in the event of hardship or other special circumstances, of a Participant who holds an Option Right or Appreciation Right that is not immediately and fully exercisable, any Restricted Shares as to which the substantial risk of forfeiture or the prohibition or restriction on transfer has not lapsed, any Deferred Shares as to which the Deferral Period is not complete, any Performance Shares or Performance Units that have not been fully earned, or any Common Shares that are subject to any transfer restriction pursuant to
Section 9(b) of this Plan, the Committee may take any action that it deems to be equitable under the circumstances or in the best interests of the Corporation, including without limitation, waiving or modifying any limitation or requirement with respect to any award under this Plan.

         14. Administration of the Plan. (a) This Plan shall be administered by a Committee of the Board, which shall be composed of not less than two members of the Board, each of whom shall be a " non-employee director" within the meaning of Rule 16b-3.

                  (b) The interpretation and construction by the Committee of any provision of this Plan or any agreement, notification or document evidencing the grant of Option Rights, Appreciation Rights, Restricted Shares, Deferred Shares, Performance Shares or Performance Units, and any determination by the Committee pursuant to any provision of this Plan or any such agreement, notification or document, shall be final and conclusive. No member of the Committee shall be liable for any such action taken or determination made in good faith.

         15. Amendments and Other Matters. (a) This Plan may be amended from time to time by the Committee; provided, however, that except as expressly authorized by this Plan, no such amendment shall increase the number of Common Shares specified in Section 3(a) hereof, increase the number of Performance Units specified in Section 3(b) hereof, extend the time for granting awards under paragraph 16, or otherwise cause this Plan to cease to satisfy any applicable condition of Rule 16b-3, without further approval of the stockholders of the Corporation.

                  (b) With the concurrence of the affected Participant, the Committee may cancel any agreement evidencing Option Rights or any other award granted under this Plan. In the event of any such cancellation, the Committee may authorize the granting of new Option Rights or other awards hereunder, which may or may not cover the same number of Common Shares or Performance Units as had been covered by the cancelled Option Rights or other award, at such Option Price, in such manner and subject to such other terms, conditions and discretion as would have been permitted under this Plan had the cancelled Option Rights or other award not been granted.

                  (c) The Committee may grant under this Plan any award or combination of awards authorized under this Plan in exchange for the cancellation of an award that was not granted under this Plan, including without limitation any award that was granted prior to the adoption of this Plan by the Board, and any such award or combination of awards so granted under this Plan may or may not cover the same number of Common Shares as had been covered by the cancelled award and shall be subject to such other terms, conditions and discretion as would have been permitted under this Plan had the cancelled award not been granted.

                  (d) This Plan shall not confer upon any Participant any right with respect to continuance of employment or other service with the Corporation or any Subsidiary and shall not interfere in any way with any right that the Corporation or any Subsidiary would otherwise have to terminate any Participant's employment or other service at any time.

                  (5) (i) To the extent that any provision of this Plan would prevent any Option Right that was intended to quality as an Incentive Stock Option from so qualifying, any such provision shall be null and void with respect to any such Option Right: provided, however, that any such provision shall remain in effect with respect to other Option Rights, and there shall be no further effect on any provision of this Plan.

                           (ii) Any award that may be made pursuant to an amendment to this Plan that shall have been adopted without the approval of the stockholders of the Corporation shall be null and void if it is subsequently determined that such approval was required in order for this Plan to continue to satisfy the applicable conditions of Rule 16b-3.

         16. Termination of the Plan. No further awards shall be granted under this Plan after the passage of 10 years from the date on which this Plan is first approved by the stockholders of the Corporation.

         17. Effective Date. The effective date of this Plan (the Effective Date") shall be December 18, 1998, provided, however, that this Plan and each award granted hereunder shall be void and of no force or effect until and unless this Plan shall have been approved by a vote of the holders of the majority of the Corporation present, or represented, and entitled to vote at a meeting duly held in accordance with New Mexico law.

        18. Nontransferability. Each award granted under this Plan shall by its terms be nontransferable by the Participant except by will or the laws of decent and distribution of the state wherein the Participant is domiciled at the time of his death; provided, however, that the Committee may (but need not) permit other transfers, to the extent consistent with Rule 16b-3; where the Committee concludes that such transferability does not result in accelerated taxation and is otherwise appropriate and desirable.

                                  UNICO, INC.
                              INCENTIVE EQUITY PLAN

                       NONQUALIFIED STOCK OPTION AGREEMENT


                  NONQUALIFIED STOCK OPTION AGREEMENT, dated as of __________, 1999 (the "Agreement"), between _________________________________ (the
"Optionee") and Unico, Inc. a New Mexico corporation (the "Company").


                              W I T N E S S E T H:

                  WHEREAS, the Optionee is an employee of the Company;

                  WHEREAS, the execution of a Nonqualified Stock Option Agreement in the form hereof has been duly authorized by a resolution of the Committee administering the Unico, Inc. Incentive Equity Plan (the "Plan"), which Plan was approved by a resolution of the Board of Directors of the Company duly adopted on December 18, 1998 and is incorporated herein as an appendix; and

                  WHEREAS, the option granted hereby is intended as a nonqualified stock option and shall not be treated as an "incentive stock option" within the meaning of that term under Section 422 of the Internal Revenue Code of 1986, as amended.

                  NOW, THEREFORE, in consideration of the foregoing and the mutual agreements herein contained, the parties hereto hereby agree as follows:

         1. Option.

                  (a) Pursuant to the Plan, the Company hereby grants to the Optionee an option (the "Option") to purchase_________ shares (the "Option Shares") of Common Stock, $0.20 par value, of the Company (the "Common Stock") at a purchase price per share of $_____ (the "Option Price") which is the fair market value of the Option Shares as of the date hereof, and agrees to cause certificates for any shares purchased hereunder to be delivered to the Optionee upon payment of the Option Price in full, all subject, however, to the terms and conditions hereinafter set forth.

                  (b) Subject to Section 3(a) hereof, this Option (until terminated as hereinafter provided) shall be exercisable only to the extent of 20% of the shares of Common Stock specified above before_________________ [insert date of agreement] and to the extent of an additional 20% of the shares specified above after each of the first four anniversaries of such date, for so long as the Optionee continues to be in the employ of the Company or any Subsidiary. For purposes of this Agreement, the employment of the Optionee with the Company with the Company or a Subsidiary shall not be deemed interrupted, and the Optionee shall not be deemed to have ceased to be an employee of the Company or any Subsidiary by reason of the transfer of his employment among or between the Company or its Subsidiaries. For the purpose of this paragraph, leaves of absence approved by the Board of Directors of the Company, or any committee thereof, for illness, military or government service, or other cause, shall be considered as employment.

                  (c) To the extent exercisable, the Option may be exercised in whole, or in part from time to time, until expiration as provided in Section 1(d).

                  (d) This Option shall terminate on the earliest of the following dates:

                  (I) On the date on which the Optionee ceases to be an employee of the Company or a Subsidiary unless he ceases to be such an employee in a manner described in (ii) or (iii) below.

                  (ii) 60 days after the Optionee ceases to be an employee of the Company or any Subsidiary if (I) Optionee retires from employment with the Company or any Subsidiary after reaching the age of 65 years, or (ii) Optionee's employment is terminated under circumstances determined by the Committee to be for the convenience of the Company.

                  (iii) 90 days after the date on which Optionee's employment is terminated as a result of the Optionee's death or Disability (as hereinafter defined).

                  (iv) Ten years from the date of this Agreement.

                  In the event the Optionee shall intentionally commit an act materially inimical to the interests of the Company or a Subsidiary, and the Committee shall so find, the Option shall terminate at the time of such act, notwithstanding any other provision of this Agreement.

                  Nothing in this Section 1(d) shall be construed to modify or enlarge the rights of the Optionee and the conditions of exercising this Option as set forth in Section 1(b) hereof, and at no time shall any right to exercise this Option accrue to the Optionee unless and to the extent that the conditions set forth in Section 1(b) shall have been satisfied.

                  (e) Nothing contained in this Agreement shall limit whatever right the Company or any Subsidiary might otherwise have to terminate the employment of the Optionee.

         2. Exercise; Payment for Shares

                  (a) This Option shall be exercised by Optionee by delivery to the Company of (i) an Exercise Notice in the form attached to this Agreement as Annex A, appropriately completed and duly executed and dated by the Optionee, (ii) payment in full of the Option Price for the number of shares which the Optionee is purchasing hereunder as required by Section 2(b), and (iii) payment in full to the Company of any amounts required to be paid pursuant to Section 2(c).

                  (b) The Option Price shall be payable (i) in cash or by check (certified, personal or bank check) acceptable to the Company, (ii) nonforfeitable unrestricted shares of Common Stock which are already owned by the optionee and have a value at the time of exercise that is equal to the Option Price, or (iii) a combination of the foregoing. The requirement of payment in cash shall be deemed satisfied if the Optionee shall have made arrangements satisfactory to the Company with a broker who is a member of the National Association of Securities Dealers, Inc. to sell on the exercise date a sufficient number of the shares being purchased so that the net proceeds of the sale transaction will at least equal the option exercise price and pursuant to which the broker undertakes to deliver the full option exercise price to the Company not later than the date on which the sale transaction will settle in t he ordinary course of business.

                  (c) If the Company shall be required to withhold any federal, state, local or foreign tax in connection with exercise of the Option, it shall be a condition to such exercise that the Optionee pay or make provision satisfactory to the Company for payment of all such taxes.

         3. Change in Control, Adjustments.

                  (a) Upon a Change in Control (as hereinafter defined), the Option shall, notwithstanding Section 1(b), become immediately exercisable in full. If any event or series of events constituting a Change in Control shall be abandoned, the effect thereof shall be null and of no further force and effect and the provisions of Section 1(b) shall be reinstated but without prejudice to any exercise of the Option that may have occurred prior to such nullification.

                  (b) Notwithstanding the provisions of Section 3(a), to the extent necessary for the Option, its exercise or the sale of Common Stock acquired thereunder to be exempt from Section 16(b) of the Exchange Act of 1934, as amended, (i) except in the case of death or Disability, the Optionee shall not be entitled to exercise the Option if granted within six months prior to the occurrence of a Change in Control until the expiration of the six-month period following the date of this Agreement, or (ii) at least six months shall elapse from the date of this Agreement to the date of disposition of the Option Shares acquired upon exercise of the Option.

                  (c) (I) The Committee may make or provide for such good faith adjustments- in the number and kind of shares of the Company's Common Stock covered by the Option and in the Option Price, as the Committee may in good faith determine to be equitably required in order to prevent dilution or expansion of the rights of the Optionee that otherwise would result from (a) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, or
                           (b) any merger, consolidation, spinoff, spin-out, split-off, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of warrants or other rights to purchase securities or any other corporate transaction or event having an effect similar to the foregoing.

                  (ii) In the event of any such transaction or event, the Committee may provide in substitution for the Option such alternative consideration as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of this Option.

         4. No Transfer Of Option.

                  The Option may not be transferred by the Optionee except by will or the laws of descent and distribution. The Option may not be exercised during the Optionee's lifetime except by the Optionee or, in the event of the Optionee's legal incapacity, by his guardian or legal representative acting in a fiduciary capacity on behalf of the Optionee under state law and court supervision.

         5. Limitations on Exercise of the Option.

                  The Option shall not be exercisable if such exercise would involve a violation of any applicable federal or state securities law and unless under such laws at the time of exercise the shares purchasable upon exercise are exempt, are the subject matter of an exempt transaction, are registered by description or by qualification, or at such time are the subject matter of a transaction which has been registered by description.

         6. Rights as Stockholder.

                  The holder of this Option shall not be, nor have any of the rights or privileges of, a holder of the Company's Common Stock in respect of any shares purchasable upon the exercise of any part of the Option unless and until certificates representing such shares shall have been issued by the Company to such holder.

         7. Defined Terms. As used in this Agreement,

                  (a) "Change in Control" means the occurrence of any of the following events:

                  (i) The execution by the Company of an agreement for the merger, consolidation or reorganization into or with another corporation or other legal person; provided, however, that no such merger, consolidation or reorganization shall constitute a Change in Control if as a result of such merger, consolidation or reorganization not less than a majority of the combined voting power of the then-outstanding securities of such corporation or person immediately after such transaction are held in the aggregate by the holders of securities entitled to vote generally in the election of directors of the Company ("Voting Stock") immediately prior to such transaction;

                  (ii) The execution by the Company of an agreement for the sale or other transfer of all or substantially all of its assets to another corporation or other legal person; provided, however, that no such sale or other transfer shall constitute a Change in Control if as a result of such sale or transfer not less than a majority of the combined voting power of the then outstanding securities of such corporation or person immediately after such sale or transfer is held in the aggregate by the holders of Voting Stock of the Company immediately prior to such sale or transfer;

                  (iii) There is a report filed on Schedule 13D or Schedule 14D-1 (or any successor schedule, form or report), each as promulgated pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act") disclosing that any person (as the term "person" is used in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) (other than any person (or any of their affiliates) that owns beneficially or of record more than ten percent of the Common Stock on 1996) has or intends to become the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) of securities representing a majority or more of the combined voting power of the then-outstanding Voting Stock, including, without limitation, pursuant to a tender offer or exchange offer;

                  (iv) If, during any period of two consecutive years, individuals who at the beginning of any such period constitute the directors of the Company cease for any reason to constitute at least a majority thereof; provided, however , that for purposes of this subsection (iv) each director who is first elected, or first nominated for election by the Company's stockholders, by a vote of at least two-thirds of the directors of the Company (or a committee thereof) then still in office who were directors of the Company at the beginning of any such period shall be deemed to have been a director of the Company at the beginning of such period; or

                  (v) except pursuant to a transaction described in the proviso to subsection (i) of this definition, the Company adopts a plan for the liquidation or dissolution of the Company.

                  (b) "Disability" means, as of any date, the permanent disability of the Optionee in accordance with the then applicable provisions of the disability benefit program of the Company generally available to employees of the Company or any Subsidiary.

         8. Terms of Plan. This Agreement shall be subject to all of the terms and conditions of the Plan which is incorporated herein by reference. All capitalized terms used herein and not defined herein are used as defined in the Plan.


                  EXECUTED at __________________, California this________ day of__________________ 19___.

                                    UNICO, INC.

                                        By:__________________________________



                                        Name:________________________________



                                        Title:_______________________________

ACCEPTED AND AGREED

By:__________________________


Name:________________________
        Optionee

                                     ANNEX A
                                       to
                       NonQualified Stock Option Agreement



                             Form of Exercise Notice


         Pursuant to the NonQualified Stock Option Agreement dated as of ____________________, 199__ between the undersigned and Unico, Inc. (the "Company"), the undersigned hereby elects to exercise his option as follows:


         (a) Number of shares purchased:_______________________


         (b) Total purchase price ((a) x Option Exercise Price): $___________


         Please issue a single certificate for the shares being purchased in the name of the undersigned. The registered address on such certificate should be:


               ____________________________________________

               ____________________________________________

               ____________________________________________


The undersigned's social security number is:______________________



Date_____________________                  __________________________
                                                     Optionee

                                   UNICO, INC.
                                  SCHEDULE 14A

                                    APENDIX C

                  STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS

                                   UNICO, INC.


                  STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS


                                Table of Contents



                                                                         PAGE
                                                                         ----
Purposes ..................................................................80

Definitions ...............................................................80

Shares Available under the Plan............................................81

Automatic Grants of Nonqualified Options to Nonemployee Directors .........82

Adjustments ...............................................................83

Fractional Shares .........................................................84

Administration of the Plan ................................................84

Amendments and Other Matters...............................................84

No Additional Rights ......................................................84

Securities Law Matters.....................................................85

Change in Control .........................................................85

Termination of the Plan ...................................................86

Effective Date ............................................................86

Nontransferability ........................................................87

                                   UNICO, INC.


                  STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS


1. Purposes. The purposes of this Plan are to encourage outside Directors of Unico, Inc. (the "Corporation") to own shares of the Corporation's stock and thereby to align their interests more closely with the interests of the other stockholders of the Corporation, to encourage the highest level of Director performance by providing the Directors with a direct interest in the Corporation's attainment of its financial goals, and to provide financial incentives that will help attract and retain the most qualified Directors.

2. Definitions. As used in this Plan:

"Board" means the Board of Directors of the Corporation.

"Change in Control" has the meaning set forth in Section 11.

"Code" means the Internal Revenue Code of 1986, as amended.

"Committee" means the Committee described in Section 7 of this Plan.

"Common Shares" means (i) shares of the Common Stock, $0.20 par value, of the Corporation and (ii) any security into which Common Shares may be converted by reason of any transaction or event of the type referred to in Section 5 of this Plan.

"Date of Grant" means the date on which a grant of Nonqualified Options shall become effective as provided in Section 4(a).

"Director" means a member of the Board who is not an employee of the Corporation. For purposes of this Plan, an employee is an individual whose wages are subject to the withholding of federal income tax under Section 3401 and 3402 of the Code. A Director who becomes an employee (within the meaning of this Section) shall not forfeit any Option Right granted hereunder solely by reason of assuming employee status.

"Disability" means the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months. A Director shall not be considered to be subject to a Disability until he furnishes a certification from a practicing physician in good standing to the effect that such Director meets the criteria described in this Section.

"Effective Date" has the meaning set forth in Section 13.

"Exchange Act" means the Securities Exchange Act of 1934, as amended.

"Market Value" as of a given date means (a) the closing sale price of the Common Shares on the principal securities exchange on which such Common Shares are then trading on such date, or (b) if the Common Shares are not listed on a securities exchange, the closing sale price of the Common Shares as reported on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") on such date. If there are no Common Share transactions on such date, the Market Value per Common Share shall be determined as of the immediately preceding date on which there were Common Share transactions.

"Nonqualified Option" means an option to purchase shares of Common Stock that is not intended to qualify as an incentive stock option under Section 422 of the Code.

"Optionee" means the Director so designated in an agreement evidencing an outstanding Option Right, or the Successor of an Optionee, as the context so requires.

"Option Price" means the purchase price payable upon the exercise of an Option Right.

"Option Right" means the right to purchase Cornmon Shares from the Corporation upon the exercise of a Nonqualified Option granted pursuant to this Plan. Option Rights shall be evidenced by written agreements containing terms and conditions not inconsistent with this Plan.

"Plan" means the Unico, Inc. Stock Option Plan for Non Employee Directors, as the same may be amended from time to time.

"Rule 16b-3" means Rule 16b-3, as promulgated and amended from time to time by the Securities and Exchange Commission under the Exchange Act.

"Successor" of an Optionee means the legal representative of the estate of a deceased Optionee or the person or persons who shall acquire the right to exercise a Nonqualified Option by bequest or inheritance or by reason of the death of the Optionee.

"Termination of Service" means the time at which the Optionee ceases to serve as a member of the Board for any reason, with or without cause, which includes termination by resignation, removal, death or retirement.

"Voting Stock" has the meaning set forth in Section 11(a).

3. Shares Available under the Plan. (a) Subject to Sections 3(b) and 5 of this Plan, the number of Common Shares issued or transferred, plus the number of Common Shares covered by outstanding awards granted under this Plan, shall not in the aggregate exceed 250,000 Common Shares, which may be Common Shares of original issuance or Common Shares held in treasury or a combination thereof.

         (b) For the purposes of this Section 3, any Common Shares subject to an Option Right that has been canceled or terminated shall again be available for the grant of Option Rights under this Plan.

4.       Automatic Grants of Nonqualified Options to NonEmployee Directors.

         (a) The following Nonqualified Options shall be granted under this
Plan:

                  (i) As of the Effective Date, a Nonqualified Option to purchase 10,000 Common Shares is granted to each person who on such date is an incumbent Director, and a Nonqualified Option to purchase 10,000 Common Shares shall be automatically granted to each such person on the day following the annual shareholders' meeting of each year thereafter for so long as he or she continues to serve as a Director.

                  (ii) With respect to each person who first becomes a Director of the Corporation after the Effective Date of this Plan, an option to purchase 10,000 Common Shares shall be automatically granted as of the date such person first becomes a Director, and a Nonqualified Option to purchase 10,000 Common Shares shall be automatically granted to each such person on the day following the annual shareholders' meeting of each year thereafter for so long as he or she continues to serve as a Director and provided that he or she has served as a Director for at least six months prior thereto.

         (b) The Option Price per share of each Nonqualified Option shall be the Market Value per Common Share as of the Date of Grant.

         (c) (i) Subject to subsection (ii) of this Section 4(c) and Section 11 of this Plan, each Nonqualified Options, until terminated as provided in
Section 4(d), shall become exercisable to the extent of 20% of the Common Shares subject thereto on the Date of Grant and to the extent of an additional 20% of the Common Shares subject thereto after each of the first four anniversaries of such date, for so long as the Optionee continues to serve as a member of the Board. To the extent exercisable, each Nonqualified Option shall be exercisable in whole or in part from time to time.

                  (ii) If an Optionee ceases to be a Director by reason of death or Disability, all Nonqualified Options held by such Optionee that would have otherwise become exercisable had such Director continuously served as a Director through the date of the Corporation's annual meeting of stockholders immediately following such death or Disability shall, notwithstanding subsection (I) of this Section 4(c), become immediately exercisable in full.

         (d) Each Nonqualified Option shall terminate on the earliest of the following dates:

                  (i) Three (3) months following the effective date of the Optionee's Termination of Service, if such Termination of Service results other than from Optionee's death or Disability;

                  (ii) One (1) year following the effective date of the Optionee's Termination of Service, if such Termination of Service results from Optionee's death or Disability; or

                  (iii) Ten (10) years from the Date of Grant.

         (e) The Option Price shall be payable (I) in cash or by check acceptable to the Corporation, (ii) by transfer to the Corporation of Common Shares which have been owned by the Optionee for more than six months prior to the date of exercise and which have a Market Value on the date of exercise equal to the Option Price, or (iii) by a combination of such methods of payment. The requirement of payment in cash shall be deemed satisfied if the Optionee shall have made arrangements satisfactory to the Corporation with a broker who is a member of the National Association of Securities Dealers, Inc. to sell on the exercise date a sufficient number of the shares being purchased so that the net proceeds of the sale transaction will at least equal the option exercise price and pursuant to which the broker undertakes to deliver the full option exercise price to the Corporation not later than the date on which the sale transaction will settle in the ordinary course of business.

         (f) Nonqualified Options granted pursuant to this Section 4 shall be options that are not intended to qualify under any particular provision of the Code.

         (g) If and to the extent otherwise advisable herein or under the applicable option agreement, upon and after the death of an Optionee, such Optionee's Nonqualified Options, to the extent exercisable after death may be exercised by the Successors of the Optionee. A Nonqualified Option may be exercised, and payment in full of the aggregate Option Price made, by the Successors of an Optionee only by written notice (in the form prescribed by the Committee) to the Corporation specifying the number of Common Shares to be purchased. Such notice shall state that the aggregate Option Price will be paid in full, or that the Nonqualified Option will be exercised as otherwise provided hereunder, in the discretion of the Corporation or the Committee, if and as applicable.

        5. Adjustments. The Committee shall make or provide for such adjustments in the number of Common Shares covered by awards made hereunder, the Option Prices per Common Share applicable to any such awards, and the kind of shares (including shares of another issuer) covered thereby, as the Committee shall in good faith determine to be equitably required in order to prevent dilution or expansion of the rights of Optionees that otherwise would result from (a) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Corporation, or (b) any merger, consolidation, spin-off, spin-out, split-off, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of warrants or other rights to purchase securities or any other corporate transaction or event having an effect similar to any of the foregoing. The Committee shall also make or provide for such adjustments in the maximum number of Common Shares specified in

Section 3(a) of this Plan as the Committee may in good faith determine to be appropriate in order to reflect any transaction or event described in this
Section 5.

         6. Fractional Shares. The Corporation shall not be required to issue any fractional Common Shares pursuant to this Plan. Whenever under the terms of this Plan a fractional Common Share would otherwise be required to be issued, an amount in lieu thereof shall be paid in cash based upon the Market Value of such fractional Common Share.

         7. Administration of the Plan. This Plan shall be administered by a committee of the Board, which shall be composed of not less than two members of the Board ("Committee"). Notwithstanding the foregoing, grants of Option Rights under this Plan shall be automatic as described in Section 4, and the Committee shall have no authority, discretion or power to determine the terms of the Option Rights to be granted pursuant to this Plan, the number of Common Shares to be issued thereunder or the time at which such Option Rights are to be granted, or establish the duration and nature of Option Rights, except in the sense of administering the Plan subject to the provisions of this Plan.

         8. Amendments and other Matters.

                  (a) This Plan may be terminated, and from time to time amended, by the Board; provided, however, that except as expressly authorized by this Plan, no such amendment shall (i) increase the number of Common Shares specified in Section 3(a) hereof, materially modify the requirements as to eligibility for participation in this Plan, or otherwise cause this Plan or any grant, award or election made pursuant to this Plan to cease to satisfy any applicable condition of Rule 16b-3, without further approval of the stockholders of the Corporation, or (ii) cause any Optionee to fail to qualify as a "non-employee director" within the meaning of Rule 16b-3; provided, further, that Plan provisions relating to the amount and price of securities to be awarded and the timing of awards under the Plan shall not be amended more than once every six months, other than to comport with changes in the Code, the Employees Retirement Income Security Act, as amended, or the rules promulgated thereunder. No amendment or termination of this Plan shall adversely affect any outstanding award theretofore granted under the Plan without the consent of the Director holding such award.


                  (b) Any grant, award or election that may be made pursuant to an amendment to this Plan shall be null and void if it is subsequently determined that (i) stockholder approval of such amendment was required in order for this Plan to continue to satisfy the applicable conditions of Rule 16b-3, or (ii) such grant, award, election or amendment disqualified any optionee as a "non-employee director" within the meaning of Rule 16b-3.

         9. No Additional Rights. Nothing contained in this Plan or in any award granted under this Plan shall interfere with or limit in any way the right of the stockholders of the Corporation to remove any Director from the Board pursuant to state law or the Bylaws or Articles of Incorporation of the Corporation, nor confer upon any Director any right to continue in the service of the Corporation.

         10. Securities Law Matters.

         (a) The Corporation may require any Optionee, as a condition of receiving Option Rights, to give written assurances in substance and form satisfactory to the Corporation and its counsel to the effect that such person is acquiring the Common Shares subject to the Option Rights for his own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Corporation deems necessary or appropriate in order to comply with federal and applicable state securities laws.

         (b) Each award of Option Rights shall be subject to the requirement that, if at any time counsel to the Corporation shall determine that the listing, registration or qualification of the Common Shares subject to such Option Rights upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, is necessary as a condition of, or in connection with, the issuance of shares thereunder, such award of Option Rights may not be accepted or exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to such counsel. Nothing herein shall be deemed to require the Corporation to apply for or to obtain such listing, registration or qualification.

         (c) To the extent necessary for an Option Right, its exercise or the sale of Common Shares acquired thereunder to be exempt from Section 16(b) of the Exchange Act, such Option Right shall be held six months from the Date of Grant, or at least six months shall elapse from the Date of Grant to the date of disposition of the Common Shares acquired upon exercise of such Option Right.

         11. Change in Control. Upon a Change in Control (as hereinafter defined), all Nonqualified Options held by an Optionee that would become exercisable with respect to such Optionee's service as a Director through the date of the Corporation's annual meeting of stockholders immediately following such Change in Control shall, notwithstanding Section 4(c) of this Plan, become immediately exercisable in full, If any event or series of events constituting a Change in Control shall be abandoned, the effect thereof shall be null and of no further force and effect and the provisions of section 4(c) shall be reinstated but without prejudice to any exercise of any Option Right that may have occurred prior to such nullification. For purposes of this Plan, "Change in Control" means the occurrence of any of the following events:

         (a) The execution by the Corporation of an agreement for the merger, consolidation or reorganization into or with another corporation or other legal person; provided, however, that no such merger, consolidation or reorganization shall constitute a Change in Control if as a result of such merger, consolidation or reorganization not less than a majority of the combined voting power of the then-outstanding securities of such corporation or person immediately after such transaction are held in the aggregate by the holders of securities entitled to vote generally in the election of directors of the Corporation ("Voting Stock") immediately prior to such transaction;

         (b) The execution by the Corporation of an agreement for the sale or other transfer of all or substantially all of its assets to another corporation or other legal person; provided, however, that no such sale or other transfer shall constitute a Change in Control if as a result of such sale or transfer not less than a majority of the combined voting power of the then outstanding securities of such corporation or person immediately after such sale or transfer is held in the aggregate by the holders of Voting Stock of the Corporation immediately prior to such sale or transfer.

         (c) There is a report filed on Schedule 13D or Schedule 14D-1 (or any successor schedule, form or report), each as promulgated pursuant to the Exchange Act disclosing that any person (as the term "person" is used in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) (other than any person (or any of their affiliates) that owns beneficially or of record more than ten percent of the Common Shares on the Effective Date) has or intends to become the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange
Act) of securities representing a majority or more of the combined voting power of the then-outstanding Voting Stock, including, without limitation, pursuant to a tender offer or exchange offer;

         (d) If, during any period of two consecutive years, individuals who at the beginning of any such period constitute the directors of the Corporation cease for any reason to constitute at least a majority thereof; provided, however, that for purposes of this subsection (d) each director who is first elected, or first nominated for election by the Corporation's stockholders, by a vote of at least two-thirds of the directors of the Corporation (or a committee thereof) then still in office who were directors of the Corporation at the beginning of any such period shall be deemed to have been a director of the Corporation at the beginning of such period; or

         (e) except pursuant to a transaction described in the proviso to subsection (a) of this Section 11, the Corporation adopts a plan for the liquidation or dissolution of the Corporation.

         Notwithstanding the foregoing, to the extent necessary for an Option Right, its exercise or the sale of Common Shares acquired thereunder to be exempt from Section 16(b) of the Exchange Act (I) except in the case of death or Disability, an Optionee shall not be entitled to exercise any Option Rights granted within six months prior to the occurrence of a Change in Control until the expiration of the six-month period following the Date of Grant of such Option Rights, or (ii) at least six months shall elapse from the Date of Grant of such Option Rights to the date of disposition of the Common Shares acquired upon exercise of such Option Rights.

         12. Termination of the Plan. No further awards shall be granted under this Plan after the passage of ten years from the date on which this Plan is first approved by the stockholders of the Corporation.

         13. Effective Date. The effective date of this Plan (the "Effective Date") shall be December 18, 1998, provided, however, that this Plan and each award granted hereunder shall be void and of no force or effect until and unless this Plan shall have been approved by a vote of the holders of the majority of the Corporation present, or represented, and entitled to vote at a meeting duly held in accordance with New Mexico law.

         14. Nontransferability. Each Option granted under this Plan shall by its terms be nontransferable by the Optionee except by will or the laws of decent and distribution of the state wherein the Optionee is domiciled at the time of his death; provided, however, that the committee may (but need not) permit other transfers, to the extent consistent with Rule 16b-3, where the Committee concludes that such transferability does not result in accelerated taxation and is otherwise appropriate and desirable.



                                      * * *

                                   UNICO, INC.
                  STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS


                       NONQUALIFIED STOCK OPTION AGREEMENT


                  WHEREAS, __________________ (the "Optionee") is a Director (as defined in the UNICO, INC. Stock Option Plan for Non-Employee Directors (the "Plan")) of UNICO, INC., a New Mexico corporation (the "Corporation"); and

                  WHEREAS, the execution of an Agreement in the form hereof has been duly authorized by a resolution of the Board of Directors of the Corporation duly adopted on December 18, 1998.


                  NOW, THEREFORE, the Corporation hereby grants to the Optionee a nonqualified option pursuant to the Plan to purchase _____ shares of the Corporation's Common Stock, $0.20 par value per share ("Common Stock"), at the price of $______ per share and agrees to cause certificates for any shares purchased hereunder to be delivered to the Optionee upon payment of the purchase price in full, all subject, however, to the terms and conditions hereinafter set forth. Unless otherwise defined, capitalized terms used herein shall have the meanings set forth in the Plan.

         1 . This option (until terminated as hereafter provided) shall become exercisable to the extent of 20% of the shares of Common Stock specified above after [insert date of grant/effective date of Plan] and to the extent of an additional 20% of the shares specified above after each of the first four anniversaries of such date, for so long as the Optionee continues to serve as a member of the Board of Directors. To the extent exercisable, the option shall be exercisable in whole' or in part from time to time.

         Notwithstanding the first sentence of this paragraph 1, if the Optionee ceases to be a Director by reason of death or Disability (as defined in Section 5 hereof), the option granted hereby shall become immediately exercisable to the extent such option would have otherwise become exercisable had the Optionee continuously served as a Director through the date of the Corporation's annual meeting of stockholders immediately following such death or Disability.

                  Upon a Change in Control (as hereinafter defined), the option granted hereby shall, notwithstanding the first sentence of this paragraph 1, become immediately exercisable to the extent the option would have become exercisable with respect to the Optionee's service as a Director through the date of the Corporation's annual meeting of stockholders immediately following such Change in Control. If any event or series of events constituting a Change in Control shall be abandoned, the effect thereof shall be null and of no further force and effect and the provisions of the first sentence of this paragraph 1 shall be reinstated but without prejudice to any exercise of this option that may have occurred prior to such nullification. For purposes of this Agreement, "Change in Control" means the occurrence of any of the following events:

                  (a) The execution by the Corporation of an agreement of the merger, consolidation or reorganization into or with another corporation or other legal person; provided, however, that no such merger, consolidation or reorganization will constitute a Change in Control if as a result of such merger, consolidation or reorganization not less than a majority of the combined voting power of the then-outstanding securities of such Corporation or person immediately after such transaction are held in the aggregate by the holders of securities entitled to vote generally in the election of directors of the Corporation ("Voting Stock") immediately prior to such transaction;

                  (b) The execution by the Corporation of an agreement for the sale or other transfer of all or substantially all of its assets to another corporation or other legal person; provided, however, that no such merger, consolidation or reorganization will constitute a Change in Control if as a result of such sale or transfer not less than a majority of the combined voting power of the then-outstanding securities of such corporation or person immediately after such sale or transfer is held in the aggregate by the holders of Voting Stock of the Corporation immediately prior to such sale or transfer;

                  (c) There is a report filed on Schedule 13D or Schedule 14D-1 (or any successor schedule, form or report), each as promulgated pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), disclosing that any person (as the term "person" is used Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) (other than any person (or any of their affiliates) that owns beneficially or of record more than ten percent of the Common Stock on [insert effective date of plan] has or intends to become the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) of securities representing a majority or more of the combined voting power of the then outstanding Voting Stock, including, without limitation, pursuant to a tender offer or exchange offer;

                  (d) If, during any period of two consecutive years, individuals who at the beginning of any such period constitute the directors of the Corporation cease for any reason to constitute at least a majority thereof; provided, however, that for purposes of this subsection (d) each director who is first elected, or first nominated for election by the Corporation's stockholders, by a vote of at least two-thirds of the directors of the Corporation (or a committee thereof) then still in office who were directors of the Corporation at the beginning of any such period will be deemed to have been a director of the Corporation at the beginning of such period; or

                  (e) except pursuant to a transaction described in the proviso to clause (a) of this paragraph 1, the Corporation adopts a plan for the liquidation or dissolution of the Corporation.

                  Notwithstanding the foregoing, to the extent necessary for the grant of this option, its exercise or the sale of the Common Stock acquired hereunder to be exempt from Section 16(b) of the Exchange Act, (i) except in the case of death or Disability, the Optionee shall not be entitled to exercise the option granted hereby if granted within six months prior to the occurrence of a Change in Control until the expiration of the six-month period following the Date of Grant of this option, or (ii) at least six months shall elapse from the Date of Grant of this Option to the date of disposition of the shares of Common Stock acquired upon exercise of this option.

         2. The option price shall be payable (a) in cash or by check acceptable to the Corporation, (b) by transfer to the Corporation of shares of Common Stock which have been owned by the Optionee for more than six months prior to the date of exercise and which have a fair market value on the date of exercise equal to the option price, or (c) by a combination of such methods of payment. The requirement of payment in cash shall be deemed satisfied if the Optionee shall have made arrangements satisfactory to the Corporation with a broker who is a member of the National Association of Securities Dealers, Inc. to sell on the exercise date a sufficient number of the shares being purchased so that the net proceeds of the sale transaction will at least equal the option exercise price and pursuant to which the broker undertakes to deliver the full option exercise price to the Corporation not later than the date on which the sale transaction will settle in the ordinary course of business.

         3. This Option shall terminate on the earliest of the following dates:

                  (a) Three months following the effective date of the Optionee's Termination of Service (as defined in Section 5 hereof), if such Termination of Service results other than from Optionee's death or Disability;

                  (b) One year following the effective date of the Optionee's Termination of Service, if such Termination of Service results from Optionee's death or Disability; and

                  (c) Ten years from the date of this Agreement.

         4. This Agreement shall be subject to all of the terms and conditions of the Plan, which is incorporated herein by reference.

         5. As used in this Agreement:

                  "Director" means a member of the Board of Directors of the Corporation who is not an employee of the Corporation. For purposes of this Agreement, an employee is an individual whose wages are subject to the withholding of federal income tax under Sections 3401 and 3402 of the Internal Revenue Code of 1986, as amended from time to time. A Director who becomes an employee (within the meaning of this Section) shall not forfeit the option granted by this Agreement solely by reason of assuming employee status.

                  "Disability" means the inability to engage in any substantial gainful activity by reason of any -medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months. A Director shall not be considered to be subject to a Disability until he furnishes a certification from a practicing physician in good standing to the effect that such Director meets the criteria described in this definition.

                  "Termination of Service" means the time at which the Optionee ceases to serve as a member of the Board of Directors of the Corporation for any reason, with or without cause, which includes termination by resignation, removal, death or retirement.



EXECUTED at ______________, California, as of ___________, 1998.

                                        UNICO, INC.



                                        By:____________________________


                                        Name:__________________________


                                        Title:_________________________



ACCEPTED AND AGREED



By:_______________________


Name:_____________________
        Optionee

                                   UNICO, INC.

                                  SCHEDULE 14A

                                   APPENDIX D

                   FINANCIAL STATEMENTS AND OTHER INFORMATION
                     INTERMOUNTAIN REFINING CO., INC. (IRC)

                        INTERMOUNTAIN REFINING CO., INC.

                 FINANCIAL STATEMENTS AND ADDITIONAL INFORMATION
                           PROVIDED IN ACCORDANCE WITH
                       REGULATION 14(a), ITEM 14(b)(3)(ii)

              FOR THE THREE AND NINE MONTHS ENDED NOVEMBER 30, 1998



                                      INDEX

Item

Page
Financial Statements:

  Balance sheets as of November 30, 1998 and February 28, 1998         94

  Statements of operations for the three and nine month periods
    ended November 30, 1997 and 1998                                   96

  Statements of cash flows for the nine month periods ended
    November 30, 1997 and 1998                                         97

  Notes to financial statements                                        98

Additional Information in accordance with Regulation 14(a), Item 14(b)(3)(ii):

  Market for common equity and related stockholder matters             99

  Managements discussion and analysis of financial condition
   and results of operations                                          100

  Changes in and disagreements with accountants on accounting
   and financial disclosure                                           103

INTERMOUNTAIN REFINING CO., INC.
Balance Sheets





                                             November 30,       February 28,
                                                    1998               1998
                                             -----------        -----------
                                             (Unaudited)
ASSETS

CURRENT ASSETS
   Cash and cash equivalents                 $ 1,126,311        $ 1,236,506
   Certificate of Deposit                         20,000                 --
   Accounts receivable                            68,600             22,059
   Accounts and accrued interest receivable
      from related parties                        28,898              2,390
   Inventories                                        --             20,861
   Notes receivable from related parties              --            102,026
   Tax refund receivable                          22,650              6,567
                                              -----------       -----------
        TOTAL CURRENT ASSETS                   1,266,459          1,390,409

PROPERTY AND EQUIPMENT
   Land, buildings and improvements              434,327            434,327
   Equipment                                     164,930            164,930
   Refinery equipment                          1,183,333          1,183,333
   Co-generation equipment                       290,298            290,298
   Oil and gas properties                        894,400            894,400
                                              -----------       -----------
   Property, plant and equipment (gross)       2,967,288          2,967,288
   Accumulated depreciation & depletion       (2,062,214)        (1,960,679)
                                              -----------       -----------
                                                 905,074          1,006,609

OTHER ASSETS
   Notes receivable                                   --              8,383
   Other assets (net)                            167,866            167,866
   Investment in Chatfield Dean - Notes B and C  175,250            600,500
                                              -----------       -----------
                                                 343,116            776,749
                                             $ 2,514,649         $3,173,767
                                              ===========       ===========

                                              November 30,        February 28,
                                                     1998                1998
                                               ----------         -----------
                                              (Unaudited)
LIABILITIES AND STOCKHOLDERS EQUITY

CURRENT LIABILITIES
   Trade accounts payable                     $  168,581          $   62,553
   Taxes other than income                         3,174               9,156
   Other accrued expenses                             --                  --
   Income taxes payable                               --              25,024
                                              ----------          ----------
       TOTAL CURRENT LIABILITIES                 171,755              96,733


DEFERRED TAXES PAYABLE, net of current portion        --              58,250

STOCKHOLDERS' EQUITY
   Common stock, no par value,
     authorized 100,000 shares,
     issued 50,000 shares                        446,761             446,761
   Retained earnings                           1,896,133           2,572,023
                                              ----------          ----------
                                               2,342,894           3,018,784


                                              $2,514,649          $3,173,767
                                              ==========          ==========



See notes to consolidated financial statements.

INTERMOUNTAIN REFINING CO., INC.
Statements of Operations

                                     Three Months Ended     Nine Months
Ended
                                      Nov 30,    Nov 30,    Nov 30,    Nov 30,
                                        1997       1998       1997       1998
                                   ---------  ---------  ---------  ---------
                                  (Unaudited)(Unaudited)(Unaudited)(Unaudited)
REVENUES
  Natural gas sales                $  65,974  $  44,438  $ 174,103  $169,554
  Electrical capacity and energy          --         --         --        --
  Processing and terminalling agreements  --         --         --    30,000
  Petroleum product sales                 --         --         --       584
  Rent and other income                6,749     24,715     16,690    34,199
                                   ---------  ---------  --------- ---------
                                      72,723     69,153    190,793   234,337
                                   ---------  ---------  --------- ---------
COSTS AND EXPENSES
  Cost of sales                       27,352     14,328     79,008    87,757
  General and administrative - Note B 71,135    440,578    232,174   658,477
  Depletion, depreciation & amort.    31,327     33,911     97,970   101,535
  Bad debt expense                        --      8,024         --     8,024
  Loss on write-down of invest. - Note C  --    175,250         --   175,250
  Interest, net                       (6,184)   (10,182)   (17,444)  (39,922)
                                   ---------  ---------  --------- ---------
                                     123,630    661,909    391,708   991,121
                                   ---------  ---------  --------- ---------
INCOME (LOSS) FROM CONTINUING
  OPERATIONS BEFORE INCOME TAXES     (50,907)  (592,756)  (200,915) (756,784)

  Provision (benefit) for income taxes
   Current                           (14,233)         6    (56,172)  (22,644)
   Deferred                           (3,925)   (49,715)   (11,775)  (58,250)
                                   ---------  ---------  --------- ---------
                                     (18,158)   (49,709)  (102,896)  (80,894)
                                   ---------  ---------  --------- ---------
NET INCOME (LOSS) FROM CONTINUING
  OPERATIONS - Note A                (32,749)  (543,047)   (98,019) (675,890)

INCOME (LOSS) FROM
  DISCONTINUED OPERATIONS
  NET OF INCOME TAXES - Note A       (36,738)        --    196,321        --
                                   ---------  ---------  --------- ---------

NET INCOME (LOSS)                  $ (69,487) $(543,047) $  98,302 $(675,890)
                                   =========  =========  ========= =========

WEIGHTED AVERAGE NUMBER OF
  SHARES OUTSTANDING                  50,000     50,000     50,000    50,000

BASIC AND FULLY DILUTED
  EARNINGS PER SHARE
    Continuing operations            $ (0.66)   $(10.86)   $ (1.96)  $(13.52)
    Discontinued operations            (0.73)        --       3.93        --
                                   ---------  ---------  --------- ---------
                                   $   (1.39) $  (10.86) $    1.97   $(13.52)
                                   =========  =========  ========= =========



See notes to consolidated financial statements.

INTERMOUNTAIN REFINING CO., INC.
Statements of Cash Flows

                                                   For the nine months ended
                                                  November 30,   November 30,
                                                         1997           1998
                                                  -----------    -----------
                                                  (Unaudited)    (Unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES:

Net income (loss)                                 $    98,322   $  (675,890)
Adjustments to reconcile net income
  to cash provided by operating activities:
   Depreciation, depletion and amortization            97,970       101,535
   Deferred income taxes                              (23,600)      (58,250)
   Partners' share of income (loss) allocations       (44,121)           --
   Loss on write down of Chatfield Dean
       investment - Note C                                 --       175,250
   Transfer of investments in satisfaction
       of claims - Note B                                  --       250,000
   Changes in operating assets and liabilities:
     (Increase) decrease in accounts receivable        56,401       (73,049)
     Decrease in inventories                               --        20,861
     Increase (decrease) in accounts payable
       and accrued expenses                            (7,703)      100,046
   Bad debt expense                                        --         8,024
   Decrease in refundable deposits                      2,541            --
   Income tax refunds received                        327,767         6,567
   Income taxes paid                                       --       (25,030)
   Increase (decrease) in income taxes accrued         33,800       (22,644)
                                                    ----------   -----------
NET CASH FLOW PROVIDED, (USED)
   BY OPERATING ACTIVITIES                            541,357      (192,580)

CASH FLOWS FROM INVESTING ACTIVITIES:
   Increase in certificates of deposit                     --       (20,000)
   Partnership cash distributions                     178,784            --
   Investment in Chatfield Dean                          (500)           --
   Increase in notes receivable                      (525,334)      (55,000)
   Collections on notes receivable                    432,687       157,385
                                                   -----------   -----------
NET CASH FLOW PROVIDED (USED) BY INVESTING ACTIVITIES  85,637        82,385

CASH FLOWS FROM FINANCING ACTIVITIES:
   Payments on long term debt                         (18,619)           --
                                                   -----------   -----------
NET CASH FLOW USED BY FINANCING ACTIVITIES            (18,619)           --
                                                   -----------   -----------

INCREASE (DECREASE) IN CASH AND CASH EQUIVALEN      $ 608,375    $ (110,195)

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD      349,055     1,236,506
                                                   -----------   -----------

CASH AND CASH EQUIVALENTS AT END OF PERIOD          $ 957,430   $ 1,126,311
                                                   ===========   ===========



See notes to consolidated financial statements.

NOTES TO FINANCIAL STATEMENTS

         The balance sheet as of November 30, 1998, the statements of operations for the three and nine month periods ended November 30, 1998 and 1997, and the statement of cash flows for the nine month periods ended November 30, 1998 and 1997, have been prepared by IRC, without audit. In the opinion of management, all adjustments, (which include only normal recurring adjustments), necessary to present fairly the financial position, results of operations and changes in cash at November 30, 1998, and for all periods presented have been made.

         IRC's financial statements for the period November 30, 1998 have been prepared on a going concern basis which contemplates the realization of assets and the settlement of liabilities and commitments in the normal course of business. Several of IRC's revenue sources have substantially declined over the past year. Management recognizes that IRC must generate additional resources to replace its existing depleting revenue base. IRC has positive working capital and positive stockholders' equity at November 30, 1998. IRC also has no debt service requirements at November 30, 1998. IRC's current declining revenue stream would allow IRC to sustain operations on an ongoing basis for at least the next fiscal year. Management's plans to enhance its revenue base including consideration of the sale of its refinery in Fredonia, Arizona, with a possible continued equity participation, acquisition of additional refinery equipment in other locations, or other business transactions which would generate sufficient resources to assure continuation of IRC's operations.

         Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principals have been condensed or omitted. It is suggested that these consolidated financial statements be read in conjunction with IRC's Annual Report to Shareholders filed for Unico, Inc. for the year ended February 28, 1998, filed with the Securities and Exchange Commission. The results of operations for the period ended November 30, 1998, are not necessarily indicative of operating results for the full year.

NOTE A - BASIS OF  PRESENTATION

         In anticipation of consummation of the acquisition of Starlicon International Corporation by Unico, Inc., the parent company of IRC, Unico transferred all of it's assets, net of related liabilities, to IRC effective as of March 1, 1998. Prior to consummation of the acquisition of Starlicon on June 30, 1998, the consolidated financial statements of Unico, Inc. contained all of the assets and business activities of both Unico and IRC presented on a consolidated basis along with historical results of operations of certain discontinued operations associated with Unico's investments in Intermountain Chemical, Inc. and Gas Technologies, Inc. The financial statements presented herein include the ongoing operations of IRC associated with business activities presently carried out by IRC along with those business activities formerly carried out by Unico, Inc. prior to the transfer of such assets and business activities to IRC. Results of operations pertaining to discontinued operations previously reported in the consolidated financial statements of Unico have been included in the statements of operations and statements of cash flows presented for all prior year periods presented in order to maintain consistency with financial statements previously filed.

Amounts related to discontinued operations of Unico, Inc. for the nine months ended November 30, 1997 that have been included in these financial statements are as follows:

Results of Operations:
    Overhead and management fee income                                237,564
    Partner share of partnership income allocations                    44,121
                                                                      -------
                                                                      281,685
    Provision for Income Taxes
      Current                                                          97,189
      Deferred                                                        (11,825)
                                                                      -------

                                                                       85,364
                                                                    ---------
           Income from discontinued operations                      $ 196,321
                                                                    =========
       Cash Flows:
           Income from discontinued operations                      $ 196,321
           Partner share of partnership income allocations            (44,121)
           Deferred taxes                                             (11,825)
           Taxes accrued                                               89,972
           Tax refunds received                                       257,767
           Partnership distributions received                         178,784
                                                                    ---------
           Increase in cash from discontinued operations            $ 666,898
                                                                    =========


NOTE B - SETTLEMENT OF CLAIM

During the quarter ended November 30, 1998, IRC was contacted by a law firm concerning a $427,000 outstanding account associated with services performed in conjunction with the failed merger between Unico, Inc. and Chatfield Dean and Co.,("Chatfield") during 1996 and 1997. It was originally understood that IRC had retained the law firm and had made an initial payment of $20,000 for the services to be rendered and Chatfield Dean was to be responsible for the payment of the remainder of the account. The law firm however has been unable to collect the account from Chatfield and had threatened legal action against Unico to collect the amount. Upon review of the matter by management, it was concluded that it was in the best interest of IRC to seek a settlement of the matter. Accordingly,IRC negotiated a settlement whereby IRC is to pay
$150,000 in cash, and transfer ownership of $250,000 face value Chatfield Dean Series B Preferred stock to the law firm in exchange for a full release of all claims. IRC is presently exploring the potential for making claim against Chatfield to recover all or a portion of the settlement costs.


NOTE C - INVESTMENT IN CHATFIELD DEAN

During December 1998, IRC received information which indicated that the financial position of Chatfield had become impaired. This has lead management to reassess the valuation of its investment in Chatfield. The original investment in Chatfield consisted of $100,000 face value Series A Preferred Stock, $500,000 face value of Series B Preferred Stock, and 50,000 shares of common stock recorded at a cost of $500. $250,000 face value of the Series B preferred stock has been disposed of in conjunction with the settlement of a prior claim, (see Note C), leaving a total investment in Chatfield of $350,500. Based on information available to IRC, it is anticipated that, if certain future events occur, the holders of preferred stock in Chatfield could recover full value of the stock. However, as there is no assurance at this time that such events are highly probable, IRC has provided a reserve in the amount of $175,250 representing 50% of the current book value of this investment.


                     ADDITIONAL INFORMATION RELATIVE TO IRC
         PROVIDED IN ACCORDANCE WITH REGULATION 14(A), ITEM 14(B)(3)(II)

MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

         At present, there is no public market established for IRC's common stock. However, in conjunction with the spin off of IRC's common stock to the shareholders of Unico, IRC intends to file a registration statement with the Securities Exchange Commission and seek a listing on the OTC Bulletin Board. There are presently no plans for IRC to make any public offering of additional shares in the near future. Upon implementation of the proposed spin off, IRC will have approximately 1,125,609 shares of its common stock outstanding with approximately 500 shareholders.

MANAGEMENTS DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS.

BUSINESS

         IRC was incorporated under the laws of the State of New Mexico in 1985. Company resources are segmented into three categories of business; petroleum product refining and processing, electrical energy production, and natural gas production.

REFINING

         IRC in the past refined low-cost, heavy crude oil and other low gravity refined products into diesel fuel, fuel oils, and asphalt which were generally marketed on a wholesale basis in the Intermountain region. IRC experienced a sharp reduction in the availability of crude oil from it's traditional sources and has operated its refinery only on a limited basis during the past four years. IRC is hopeful that a long term solution to the supply shortage can be resolved but thus far has been unsuccessful in locating raw materials that would allow the economic operation of the facility. IRC periodically provides certain asphalt terminalling services wherein IRC receives a fixed monthly fee and reimbursement of certain operating expenses directly related to the service provided.

CO-GENERATION

         The co-generation plant is capable of producing up to 3,000 kilowatts of electrical energy which, in the past, has been sold to an electric company in the local area. Additionally, when the refinery is operating the plant produces all electricity and a portion of the steam used in the refining process thereby contributing some savings in refinery operating costs. In 1997 IRC's electric customer terminated its electric purchase agreement with IRC and the co-generation plant has been idled pending identification of alternative uses for this resource.

NATURAL GAS PRODUCTION

         IRC has an interest in and operates 19 natural gas wells located in the Hugoton basin in Southwestern Kansas. Natural gas and helium produced is sold, under exclusive contract, to K.N. Energy, of Lakewood, Colorado. The ownership the natural gas reserves associated with this activity were transferred from Unico, Inc. to IRC effective as of March 1, 1998.

OTHER BUSINESS ACTIVITIES

         IRC, on occasion, provides certain management consulting and administrative services to others on a fee basis. In addition, IRC owns a 7,000 square foot office building in Farmington, New Mexico and leases unused office space to others.


PROPERTIES

         All properties used by IRC in the conduct of its business are owned in fee. IRC's refinery is located on approximately 21 acres of fee-owned land in Fredonia, Arizona. Facilities include: a 4,000 barrel per day crude and vacuum distillation unit, a 3,000 kilowatt co-generation plant, boilers, cooling towers, offices, shops, control and electrical buildings, loading racks, storage tanks and associated ancillary facilities. In addition, the plant contains a reforming unit which is not currently employed in the refining operation. The co-generation plant was previously held under a long term lease which expired in 1996 at which time, was acquired by IRC for approximately $27,000.

         IRC owns an interest in and operates 19 producing natural gas wells located in Southwestern Kansas. Developed proven reserves are estimated at 2,743 MMCF gross and 2,049 MMCF net to IRC's interest as of November 30, 1998. No reserve estimates have been filed with any Federal authorities or agencies.

         IRC owns a 7,000 square foot office building in Farmington, New Mexico. Approximately 48 percent of the office building is being fully utilized by IRC for its corporate office, tenants are leasing another 52 percent. There are no outstanding mortgages on any of the properties owned by IRC.


RESULTS OF OPERATIONS

   QUARTER ENDED NOVEMBER 30, 1998 COMPARED TO QUARTER ENDED NOVEMBER 30, 1997

         Total revenues for the current year quarter decreased to $69,000, down 5% from $73,000 during the same period last year. Earnings from continuing operations declined to a loss of $593,000, down 1,064% from a loss of $51,000 experienced during the third quarter last year.

         The decline in revenues is attributed to a 33% reduction in revenues from natural gas production coupled with a 266% increase in office space rental and other income. The decrease in natural gas revenues is attributed to a 27% increase in production over the same period last year offset by a 46% decrease in gas prices realized.

         Operating income (loss) from continuing operations by industry segment, before allocation of general corporate overhead for the third quarter of 1999 compared to the same period during 1998 is as follows:


                                                                    Increase
Segment                          1999              1998            (Decrease)
-------                        ---------         ---------          ---------
Refining                       $ (43,300)        $ (21,000)        $ (22,300)
Electrical generation             36,600            (2,000)           38,600
Gas production                     2,300            31,200           (28,900)
Corporate overhead
  and other                     (588,400)          (59,200)         (529,200)
                               ---------         ---------         ----------
                               $(592,800)        $ (51,000)        $(541,800)
                               =========         =========         ==========

         The increase in refining losses is attributed to the write off of $21,000 for refined product inventory which was determined to have little or no recoverable value. The remaining loss shown for the current year quarter includes $16,000 in depreciation and $6,000 in annual property taxes. The increase in electrical generation income is attributed to the write off of $39,000 in previously accrued generator repairs which were never performed. The decline in gas production earnings is attributed to a $21,000 decline in natural gas revenues coupled with a $4,000 increase in production costs. Natural gas prices declined drastically during the third quarter compared to higher than average prices experienced during the same period last year. The substantial increase in corporate overhead and other costs is the result of the $400,000 one-time charge taken for the settlement of a claim made for legal services performed in conjunction with the failed Chatfield Dean merger and a $175,000 charge made for the write down in the value of the investment in Chatfield Dean preferred stock offset by realization of an increase of approximately $18,000 in consulting fees and rental income.


      NINE MONTHS ENDED NOVEMBER 30, 1998 COMPARED TO THE NINE MONTHS ENDED
                               NOVEMBER 30, 1997:

         Revenues increased to $234,000, up 23% from $174,000 realized during the first nine months last year. Results of continuing operations declined to a loss of $757,000, down 2,767% from a loss of $201,000 during the same period last year.

         The increase in revenues consists of $30,000 received for terminalling services provided during the summer of 1998 and an increase of $18,000 received from consulting fees and rental income, offset by a $5,000 decline in natural gas revenues. The decline in natural gas revenue consists of 12% increase in production offset by a 14% decrease in sales prices.

         Operating income (loss) from continuing operations by industry segment, before allocation of general corporate overhead for the first nine months of 1999 compared to the same period during 1998 is as follows:

                                                                    Increase
Segment                           1999             1998            (Decrease)
-------                        ---------         ---------          ---------
Refining                       $ (46,100)        $ (56,000)         $   9,900
Electrical generation             31,200            (8,200)            39,400
Gas production                    36,300            71,200            (34,900)
Corporate overhead
  and other                     (778,200)         (208,000)          (570,200)
                               ---------         ---------           ---------
                               $(756,800)        $(201,000)         $(555,800)
                               =========         =========           =========


The reduction in refining operation loss is attributed to the realization of $30,000 in terminalling fee income during the summer of 1998 offset by the write-off of $20,000 of refined product inventory which was deemed to have little or no realizable value. The current year loss in refining operations includes $47,000 provision for depreciation and $6,000 in annual property taxes. It is anticipated that the refinery facility can be maintained at relatively low cost in the future. The improvement in co-generation earnings was the result of the write-off of $39,000 in previously accrued generator repair obligations for which the repairs were never performed. As with the refinery, it is anticipated that the generation facility can be maintained in an idled mode at very small cost. The decline in natural gas earnings is the result of the decline in natural gas revenues previously discussed coupled with a $27,000 increase in well operating costs attributed to significant repair costs experienced earlier in the year. Gas prices showed a marked improvement during the early part of the year, but, due to the warmer than normal fall, have fallen significantly during the past several months. With the significant repairs performed earlier in the year, production has demonstrated some increases which should result in improved operations in future months, especially if gas prices move higher during the now colder winter months. The increase in general and administrative costs is almost entirely attributed to the $400,000 charge taken for the settlement of a claim for prior legal services performed in conjunction with the failed Chatfield Dean Merger and the $175,000 reserve established for the perceived impairment of the investment in Chatfield Dean. Additionally, the increase in consulting fees and rental income have been partially offset by increased professional services costs related to the Starlicon acquisition and renovations performed on IRC's Farmington New Mexico office building to provide for additional rental income.

LIQUIDITY AND CAPITAL RESOURCES

         IRC had cash and cash equivalents of $1,126,000 as of November 30, 1998 compared with $1,237,000 at the beginning of the current year representing a $111,000 decrease during the current year. The decrease consists of $192,000 use from operations and the posting of a well plugging bond in the form of a $20,000 certificate of deposit, offset by $102,000 net collection of the note receivable from Red Hills Manufacturing, Inc.

         Presently, capital requirements are viewed to be minimal as IRC has relatively no debt and management believes that cash flow from ongoing operations will be adequate to meet cash demands in the near future. Longer term however, it is recognized that the Registrant will need to utilize its resources and develop additional sources of cash flow to avoid depletion of current working capital.

         IRC continues to explore opportunities to more fully utilize its refining resources. The availability of suitable crude oil continues to be a major obstacle to restarting the facility. IRC has however been active in discussions with others regarding the feasibility of making certain modifications and improvements to the process equipment to allow processing of a different grade of crude oil which may be available in the area. The discussions to date however have not resulted in a definitive plan.

         Sources of cash flow in the coming months are estimated to consist of approximately $10,000 per month from natural gas production, rental income of $1,500 per month and $5,000 from interest income. Monthly cash outflows for ongoing overhead are presently estimated to be approximately $22,000 per month. In accordance with the settlement of the legal service claim, IRC intends to pay the $150,000 cash portion of the settlement in January or February of 1999. It is further anticipated that IRC will collect approximately $30,000 in outside consulting fees during the next few months.

REGULATIONS AND TAXES

         All operations of IRC are regulated by the United States Environmental Protection Agency and various state environmental and health departments. IRC is responsible for the payment of applicable Federal and State excise taxes on the sale of refined products. Severance taxes on natural gas production in Kansas are collected and paid by K.N. Energy, the purchaser of the gas.

INFLATION, DEFLATION AND CHANGING PRICES

         The results of operations and capital expenditures will continue to be affected by inflation, deflation and changing prices. Prices of natural gas could have a materially adverse effect on IRC's operations. Management is unable to predict the full impact of these factors on the results of operations or working capital.

IMPACT OF YEAR 2000

         IRC has reviewed the potential impact of Year 2000 issues and has already addressed the majority of issues necessary to avoid potential problems associated with the Year 2000 problem. The cost of addressing Year 2000 issues thus far has not been material and management believes that IRC's ability to operate into the next century is secure.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE.

         Prior to the acquisition of Starlicon by Unico in June 1998, IRC's financial statements had been audited by Atkinson and Company, in conjunction with their audit of the consolidated financial statements of Unico. IRC has engaged Atkinson and Company to continue to audit the financial statements of IRC for the current fiscal year ending February 28, 1999. There has not been any disagreement between IRC and its Accountants of a nature which would require disclosure in compliance with Item 304 of Regulation SB.

                                   UNICO, INC.

                                  SCHEDULE 14A

                                   APPENDIX E

                       RESTATED ARTICLES OF INCORPORATION

                                    RESTATED
                            ARTICLES OF INCORPORATION


         Unico, Inc. adopts the following Restated Articles of Incorporation under the New Mexico Business Corporation Act:

                                   ARTICLE I.

         Its corporate name will be Paradise Innovations Technology
Corporation.

                                   ARTICLE II.

         It is organized to engage in the business of design and marketing of computer and internet products, and for every other purpose permitted by the Business Corporation Act.

                                  ARTICLE III.

         A. Authorized Shares. The aggregate number of shares which the Corporation will have the authority to issue is 58,000,000 shares. Of such shares, 50,000,000 shares will be designated as Common Stock and will have a par value of $.20 per share, and 8,000,000 shares will be designated as Preferred Stock and will have a par value of $.01 per share. Subject to the provisions of this Article, authority is vested in the Board of Directors of the Corporation to establish by resolution the preferences, limitations and rights of the Preferred Stock. Any unissued shares of this Corporation may be used, allotted and sold from time to time in such amounts and for such consideration as may be lawfully determined by the Board of Directors.

         B. Common Stock.

                  1. Voting Power. Each share of Common Stock will have one vote, and except as may be provided herein and by the laws of the State of New

Mexico, the exclusive voting power for all purposes will be vested in the holders of the Common Stock.

                  2. Dividends. Subject to the provisions of law and the preferences of the Preferred Stock, dividends may be paid on the Common Stock of the Corporation at such times and in such amounts as the Board of Directors may deem advisable.

                  3. Liquidation. In the event of any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, the holders of the Common Stock will be entitled, after payment or provision for payment of the debts and other liabilities of the Corporation and the amount to which the holders of the Preferred Stock will be entitled, to share ratably in the remaining net assets of the Corporation.

                  4. Transfer Restrictions. The Corporation will have the right by appropriate action to impose restrictions upon the transfer of any shares of its Common Stock or any interest therein, from time to time issued, provided that such restrictions as may from time to time be so imposed or notice of the substance thereof will be set forth upon the face or back of the certificates representing such shares of Common Stock.

         C. Preferred Stock.

                  1. Authority of Directors to Issued Preferred Stock in Series. The Preferred Stock may be issued from time to time by the Board of Directors in one or more series, each of which will be so designated as to distinguish the shares thereof from the shares of all other series and classes. The Board of Directors may provide for variations between different series of Preferred Stock in any and all of the following:

                           (a) The rate of dividend;

                           (b) Whether shares may be redeemed, and, if so, the redemption price and term and conditions of redemption;

                           (c) The amounts payable upon shares in the event of voluntary or involuntary liquidation;

                           (d) Sinking fund provisions, if any, for the redemption or purchase of shares;

                           (e) The terms and conditions, if any, on which shares may be converted into any other class;

                           (f) Voting rights, if any; and

                           (g) Such other preferences, privileges,
                           restrictions and qualifications as the Board of Directors may determine.


                  2. Procedure to Establish a Series. In order for the Board of Directors to establish a series of Preferred Stock, the Board of Directors will adopt a resolution setting forth the designation of the series and fixing and determining the number of shares in the series and the relative rights and preferences thereof pursuant to Paragraph 1 of this Section C; and upon the filing of the statement required by the laws of the State of New Mexico with the Corporation Commission thereof, the resolution establishing and designating the series and determining the number of shares in the series and the relative rights and preferences thereof will become effective and will constitute an amendment to the Article of Incorporation.

         D. General.

                  1. Corporation's Purchase of Stock of the Corporation. The Corporation, from time to time, may purchase any of its stock outstanding (so far as may be permitted by law or by any provision of the Articles of Incorporation or any resolution of the Board of Directors pursuant to the authority vested in it by provisions of the Certificate of Incorporation) at such price as may be fixed by the Board of Directors and accepted by the holders of the stock purchased and may resell any stock so purchased at such price as may be fixed by the Board of Directors but in case the stock purchased is subject to redemption at the time of purchase the price paid therefor will not exceed the price at which such stock is redeemable. Specific authority is hereby conferred to make such purchases of any class of its stock to the extent such authority is in conformity with Section 53-11-44 N.M.S.A. (1978).

                  2. Abrogation of Pre-emptive Rights. No holder of any class of shares of the Corporation will be entitled of the right to purchase or subscribe for any unissued or treasury shares of any class or any additional shares of any class to be issued by reason of any increase of the authorized shares of the Corporation of any class or any bonds, certificate of indebtedness, debenture or other securities, rights, warrants or options convertible into shares of the Corporation or carrying any right to purchase shares of any class, but any unissued or treasury shares of class, or any such additional authorized issue of new stock or of securities convertible into stock, may be issued and disposed of by the Board of Directors to such persons, firms, corporations or associations for such consideration and upon such terms and in such a manner as the Board of Directors may in their discretion determine, consistent with the provisions of Section C hereof and the New Mexico Business Corporation Act, without offering any thereof on the same terms or on any terms to the holders of any class of stock of the Corporation then of record.

                  3. Stock Book. The Corporation will be entitled to treat the person in whose name any share, right or option is registered as the owner thereof, for any purposes, and will not be bound to recognize any equitable or other claim to, or interest in such share, right or option on the part of any other persons, whether or not the Corporation will have notice except as may be expressly provided by the laws of the State of New Mexico.

                  4. Cumulative Voting. The cumulative system of voting for Directors or for any other purpose will not be allowed.

                                   ARTICLE IV.

         In addition to any other powers provided by law or by these Articles of Incorporation,

         A. The Corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other that an action by or in the right of the Corporation) by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expense (including attorneys' fees), judgment, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendre or its equivalent, will not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

         B. The Corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and except that no indemnification will be made in respect of any claim, issue or matter as to which such person will have been adjudged to be liable for negligence or misconduct in the performance of his duties to the Corporation unless and only to the extent that the court in which such action or suit was brought will determine upon application that, despite and adjudication of liability but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court will deem proper.

         C. To the extent that a director, employee or agent of a corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subparagraph (a) or (b), or in defense of any claim, issue or matter therein, he may be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

         D. Any indemnification under subparagraphs (a) or (b) (unless order by a court) may be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in subparagraphs (a) or (b). Such determination will be made (1) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (2) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (3) by the shareholders.

         E. Expenses (including attorneys' fees) incurred in defending a civil or criminal action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding as authorized in the manner provided in subparagraph (d) upon receipt of an undertaking by or on behalf of the director, officer, employee or agent to repay such amount unless it will ultimately be determined that he is entitled to be indemnified by the Corporation as authorized in this subparagraph.

         F. The indemnification provided by this subparagraph will not be deemed exclusive of any other rights to which those indemnified may be entitled under any bylaw, agreement, vote of shareholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and will continue as to a person who has ceased to be a director, officer, employee or agent and will inure to the benefit of the heirs, executors and administrators of such a person.

         G. The Corporation will have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under the provisions of this section.


                                    ARTICLE V


         The corporation may enter into contracts or transact business with any one or more of its directors, officers, or stockholders, or with any corporation, association, trust company, organization or other concern in which any one or more of its directors, officers, or stockholders are directors, officers, or stockholders are directors, officers, trustees, beneficiaries, or stockholders, or otherwise interested in other contracts or transactions in which any one or more of its directors, officers, or stockholders is in any way interested; and, in the absence of fraud, no such contract or transaction will be invalidated or in any wise affected by the fact that such directors, officers or stockholders of the corporation have, or may have, interests which are, or might be adverse to, the interests of the corporation, even though the vote or action of directors, officers, or stockholders having such adverse interests may have been necessary to obligate the corporation upon such contract or transaction. At any meeting of the board of directors of the corporation (or any duly authorized committee thereof) which will authorize or ratify any such contract or transaction, any such director or directors may vote or act thereat with like force and effect as if he had not such interests, provided in such case the nature of such interests (though not necessarily the extent or details thereof) will be disclosed or will have been known to the directors or a majority thereof. A general notice that a director or officer is interested in any corporation or other concern of any kind above referred to will be sufficient disclosure as to such director or officer with respect to all contracts and transactions with such corporation or other concern. No director will be disqualified from holding office as a director or officer of the corporation by reason of any such adverse interests. In the absence of fraud, no director, officer, or stockholder having such adverse interest will be liable to the corporation or to any stockholder or creditor thereof, or to any other person for any loss incurred by it under or by reason of such contract or transaction, nor will any such director, officer or stockholder be accountable for any gains or profits realized thereon. Notwithstanding anything contained herein to the contrary, any contract or transaction referred to above will be fair and reasonable to the Corporation.


                                   ARTICLE VI


         The officers, directors and other members of management of this corporation will be subject to the doctrine of corporate opportunities only insofar as it applies to business opportunities in which this corporation has expressed an interest as determined from time to time by the corporation's Board of Directors as evidenced by resolutions appearing in the corporation's minutes.

         Once such areas of interest are delineated, all such business opportunities within such areas of interest which come to the attention of the officers, directors and other members of management of this Company will be disclosed promptly to this corporation and made available to it. The Board of Directors may reject any business opportunity presented to it and, thereafter, any officer, director or other member of management may avail himself of such opportunity. Until such time as this corporation, through its Board of Directors, has designated an area of interest, the officers, directors and other members of management of this corporation will be free to engage in such areas of interest on their own and this doctrine will not limit the rights of any officer, director, or other member of management of this corporation to continue a business existing prior to the time that such area of interest is designated by the corporation. This provision will not be construed to release any employee of the corporation (other than an officer, director or member of management) from any duties which he may have to the corporation.


                                   ARTICLE VII


         The provisions of the 1983 Amendments to the New Mexico Business Corporation Act (Sections 53-11-1 to 53-18-2 N.M.S.A. (1978)) lowering voting requirements from a two-thirds majority to a simple majority will apply to this Corporation, effective April 3, 1985.

               DATED:____________________________.

                            ACCEPTANCE OF APPOINTMENT
                               AS REGISTERED AGENT

         The undersigned, being duly sworn, accepts appointment as Registered Agent pursuant to the Business Corporation Act for Paradise Innovations Technology Corporation, a New Mexico corporation.



                                        JAY D. ROSENBLUM



STATE OF NEW MEXICO

COUNTY OF BERNALILLO

                  Signed and sworn to before me on _____________________, 1999, by Jay D. Rosenblum.


_____________________________________
                                           Notary Public

My commission expires:




_______________________




                                      116